                       MONTHLY CERTIFICATEHOLDER STATEMENT
                         FASCO AUTO GRANTOR TRUST 1996-1
                         6.65% ASSET-BACKED CERTIFICATES


Distribution Date                                                        3/15/99
Collection Period                                                           2/99

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,505,001.82

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $131,322.12

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,373,679.70

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $17.82

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.55

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $16.27

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $82,692.45

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $10,393.52

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $72,298.93

          (j)      Scheduled Payments due in such Collection Period                                    $1,277,575.18

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,268,236.01

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $24,944,446.07

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $23,498,467.41

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9420320

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $55,720.79

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $1,662.96

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.66

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $17,452.78

          (b)      Distributions (to) from Collection Account                                             ($3,293.42)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $71.88

          (d)      Ending Payahead Account Balance                                                        $14,231.24

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $22,323,544.06
                          Spread Account Balance                                                       $5,741,772.19

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $65,372.46

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                       $6,511.03

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $295,005.68

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 125
                          Aggregate Gross Amount                                                         $913,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 106
                          Aggregate Gross Amount                                                         $874,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            6.94%

          (b)      Average Delinquency Ratio                                                                    7.37%

          (c)      Cumulative Default Ratio                                                                    18.86%

          (d)      Cumulative Net Loss Ratio                                                                   14.10%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



FASCO AUTO GRANTOR TRUST 1996-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         1,689,075.03
     LOCK BOX NSF ITEMS:                                                                                  (16,831.77)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  3,293.42
     COLLECTION ACCOUNT INTEREST                                                                            5,489.88
     PAYAHEAD ACCOUNT INTEREST                                                                                 71.88
     TOTAL COLLECTION PROCEEDS:                                                                         1,681,098.44
     FOR DISTRIBUTION DATE:                                                                                  3/15/99
     FOR DETERMINATION DATE:                                                                                  3/8/99
     FOR COLLECTION PERIOD:                                                                                     2/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  24,944,446.07
                                 Principal portion of payments collected (non-prepayments)                               786,637.09
                                 Prepayments in full allocable to principal                                              281,523.00
                          Collections allocable to principal                                            1,068,160.09
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                      82,812.86
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,150,972.95

                   Realized Losses                                                                        295,005.68
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     23,498,467.44

          INTEREST
                          Collections allocable to interest                                               481,598.92
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        48,526.57
                                                                                                      ---------------
                   Total Interest                                                                         530,125.49

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                23,697,223.76
          Beginning of Period Class B Principal Balance                                                 1,247,222.28

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    5,676,399.73
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           14,146.71
          Aggregate Payahead Balance                                                                       14,159.36
          Aggregate Payahead Balance for preceding Distribution Date                                       17,452.78
          Interest Earned on Payahead Balances                                                                 71.88
          Scheduled Payments due in Collection Period                                                   1,277,575.18
          Scheduled Payments collected in Collection Period                                             1,268,236.01
          Aggregate Amount of Realized Losses for preceding Distribution Date                             295,005.68

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    337.11
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                125     913,000.00
          60+ days delinquent                                                                                    106     874,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             1,787,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          228,177.03
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             7.90%
          Delinquency Ratio for third preceding Determination Date                                              7.26%

          Cumulative Defaults for preceding Determination Date                                         16,542,907.39

          Cumulative Net Losses for preceding Determination Date                                       12,286,464.26

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,549,759.01
                          Liquidation Proceeds                                                             82,812.86
                          Recoveries                                                                       48,526.57
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     1,681,098.44

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       786,637.09
                          Prepayments in full allocable to principal                                      281,523.00
                          Principal Balance of Liquidated Receivables                                     377,818.54
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       1,445,978.63

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       1,445,978.63
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,373,679.70
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,373,679.70

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           23,697,223.76
                   Multiplied by Certificate Pass-Through Rate                                                  6.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  131,322.12

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       1,455,978.63
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  72,298.93

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            1,247,222.28
                   Multiplied by Certificate Pass-Through Rate                                                 10.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          10,393.52

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            1,681,098.44
                   minus
                   Class A Principal and Interest Distributable Amount                                  1,505,001.82
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 10,393.52
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  72,298.93
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      648.92
                   Standby Servicer distributions                                                           1,662.96
                   Servicer distributions                                                                  55,720.79
                   Collateral Agent distributions                                                             311.81
                   Reimbursement Obligations                                                                6,511.03
                                                                                                      ---------------
                                                                                                           28,548.66

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                               Use
                                                                                                               ---
  (i)       Standby Fee                                                                                     1,662.96
            Servicing Fee (2.0%)                                                                           41,574.08
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         14,146.71
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       311.81
            Trustee's out-of-pocket expenses                                                                  337.11
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              311.81
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         131,322.12
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         131,322.12
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           10,393.52
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 10,393.52
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,373,679.70
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       1,373,679.70
  (vi)      Certificate Insurer Premium                                                                     6,511.03
            Certificate Insurer Premium Supplement                                                              0.00
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                              72,298.93
            Class B Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class B Principal Shortfall                                                           0.00
            Adjusted Class B Principal Distributable Amount                                                72,298.93
       (C)  Excess Interest Amount for Deposit in Spread Account                                           28,548.66




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                23,697,223.76
                   Class A Principal Distributions                                                      1,373,679.70
          Class A End of Period Principal Balance                                                      22,323,544.06

          Class B Beginning of Period Principal Balance                                                 1,247,222.28
                   Class B Principal Distributable Amount                                                  72,298.93
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   1,174,923.35
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    1,174,923.35

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           1,681,098.44
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     189,666.60
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,491,431.84

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,491,431.84
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      10,393.52
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,481,038.32

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,481,038.32
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,373,679.70
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          107,358.62

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      107,358.62
     (vi) Certificate Insurer Premium                                                                       6,511.03
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          100,847.59

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       100,847.59
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           72,298.93
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                                28,548.66
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                  28,548.66
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               1,787,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  1,787,000.00

                          Aggregate Gross Principal Balance as of the close of                         25,753,079.60
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.94%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.94%
                          Delinquency Ratio for second preceding Determination Date                             7.90%
                          Delinquency Ratio for third preceding Determination Date                              7.26%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    7.37%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 16,542,907.39
                                 Current Period Defaulted Receivables                                     228,177.03
                                                                                                      ---------------
                                 Total                                                                 16,771,084.42

                                 Cumulative Defaulted Receivables                                      16,771,084.42
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Default Ratio                                                                    18.86%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          377,818.54

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (131,339.43)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   246,479.11
                                 Cumulative Previous Net Losses                                        12,286,464.26
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 12,532,943.37
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Net Loss Ratio                                                                   14.10%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       54.67
          Weighted Average Remaining Term                                                                      24.46
          Weighted Average Annual Percentage Rate                                                              20.28%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       2,349,846.74
                          15% of Outstanding Certificate Balance                                                       3,524,770.11
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED
                                                                                                                     ---------------
                   Cap Amount                                                                          22,323,544.06

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,667,022.52
                          Outstanding Certificate Balance                                                             23,498,467.41
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,667,022.51

          Required Spread Account Amount                                                               22,323,544.06
          Beginning of Period Spread Account Balance                                                    5,676,399.73
          Spread Account Deposit (Withdrawal) from Current Distributions                                   28,548.66
          Transfer (to) from Cross-Collateralized Spread Accounts                                          12,962.79
          Required addition to/(eligible withdrawal from) Spread Account                               16,605,632.89
          Earnings on Spread Account Balance                                                               23,861.01
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 5,741,772.19



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-2
                         6.70% ASSET-BACKED CERTIFICATES


Distribution Date                                                        3/15/99
Collection Period                                                           2/99

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,935,074.57

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $169,025.20

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,766,049.37

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $22.11

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.93

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $20.18

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $17,974.40

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $17,974.40

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      Scheduled Payments due in such Collection Period                                    $1,426,584.44

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,346,121.54

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $31,866,495.12

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $30,415,906.51

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9544792

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $73,866.72

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,124.43

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.84

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $19,023.75

          (b)      Distributions (to) from Collection Account                                                $920.09
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $82.56

          (d)      Ending Payahead Account Balance                                                        $20,026.40

     5    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $28,507,120.96
                          Spread Account Balance                                                       $4,740,039.00

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                 ($49,194.65)

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                       $8,314.58

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $457,527.59

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 142
                          Aggregate Gross Amount                                                       $1,346,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 105
                          Aggregate Gross Amount                                                       $1,037,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            7.13%

          (b)      Average Delinquency Ratio                                                                    7.26%

          (c)      Cumulative Default Ratio                                                                    18.30%

          (d)      Cumulative Net Loss Ratio                                                                   13.70%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



CPS AUTO GRANTOR TRUST 1996-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         1,974,699.39
     LOCK BOX NSF ITEMS:                                                                                  (19,737.74)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                   (920.09)
     COLLECTION ACCOUNT INTEREST                                                                            6,256.13
     PAYAHEAD ACCOUNT INTEREST                                                                                 82.56
     TOTAL COLLECTION PROCEEDS:                                                                         1,950,380.25
     FOR DISTRIBUTION DATE:                                                                                  3/15/99
     FOR DETERMINATION DATE:                                                                                  3/8/99
     FOR COLLECTION PERIOD:                                                                                     2/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  31,866,495.12
                                 Principal portion of payments collected (non-prepayments)                               875,042.66
                                 Prepayments in full allocable to principal                                              387,504.00
                          Collections allocable to principal                                            1,262,546.66
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     138,925.09
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,401,471.75

                   Realized Losses                                                                        457,527.59
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     30,007,495.78

          INTEREST
                          Collections allocable to interest                                               471,078.88
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        77,829.62
                                                                                                      ---------------
                   Total Interest                                                                         548,908.50

     CERTIFICATE INFORMATION
           Beginning of Period Class A Principal Balance                                               30,273,170.33
           Beginning of Period Class B Principal Balance                                                1,908,785.55

     MISCELLANEOUS BALANCES
           Beginning of Period Spread Account Balance                                                   4,789,233.65
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          20,755.89
           Aggregate Payahead Balance                                                                      19,943.84
           Aggregate Payahead Balance for preceding Distribution Date                                      19,023.75
           Interest Earned on Payahead Balances                                                                82.56
           Scheduled Payments due in Collection Period                                                  1,426,584.44
           Scheduled Payments collected in Collection Period                                            1,346,121.54
           Aggregate Amount of Realized Losses for preceding Distribution Date                            457,527.59

     MISCELLANEOUS CURRENT EXPENSES
           Trustee's out-of-pocket expenses                                                                   284.40
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent Fee from prior Collection Periods                                            0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
           31 - 59 days delinquent                                                                               142   1,346,000.00
           60+ days delinquent                                                                                   105   1,037,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
           Principal Balance of all Receivables delinquent more than 30 days as of the close            2,383,000.00
                    of business on the last day of the related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance of all Receivables that became Defaulted Receivables                         275,198.65
                    during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                            7.84%
           Delinquency Ratio for third preceding Determination Date                                             6.81%

           Cumulative Defaults for preceding Determination Date                                        16,582,799.49

           Cumulative Net Losses for preceding Determination Date                                      12,242,180.87

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             1,733,625.54
                           Liquidation Proceeds                                                           138,925.09
                           Recoveries                                                                      77,829.62
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    1,950,380.25

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      875,042.66
                           Prepayments in full allocable to principal                                     387,504.00
                           Principal Balance of Liquidated Receivables                                    596,452.68
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                      ---------------
                    Principal Distributable Amount                                                      1,858,999.34

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,858,999.34
                    Times Class A Percentage (95%)                                                                95%
                                                                                                      ---------------
                                                                                                        1,766,049.37
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                      ---------------
                    Class A Principal Distributable Amount                                              1,766,049.37

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          30,273,170.33
                    Multiplied by Certificate Pass-Through Rate                                                 6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class A Interest Distributable Amount                                                 169,025.20

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,858,999.34
                    Times Class B Percentage (5%)                                                                  5%
                                                                                                      ---------------
                    Class B Principal Distributable Amount                                                 92,949.97

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           1,908,785.55
                    Multiplied by Certificate Pass-Through Rate                                                11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class B Coupon Interest Amount                                                         17,974.40

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           1,950,380.25
                    minus
                    Class A Principal and Interest Distributable Amount                                 1,935,074.57
                    Class A Interest Carryover Shortfall                                                        0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                17,974.40
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 92,949.97
                    Class B Principal Carryover Shortfall                                                 315,460.78
                    Trustee distributions                                                                     682.73
                    Standby Servicer distributions                                                          2,124.43
                    Servicer distributions                                                                 73,866.72
                    Collateral Agent distributions                                                            402.27
                    Reimbursement Obligations                                                               8,314.58
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                315,460.78
                                                                                                      ---------------
                                                                                                          315,460.78

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     2,124.43
            Servicing Fee (2.0%)                                                                           53,110.83
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         20,755.89
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       398.33
            Trustee's out-of-pocket expenses                                                                  284.40
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              402.27
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent  Fee from prior Collection Periods                                          0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         169,025.20
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         169,025.20
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           17,974.40
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 17,974.40
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,766,049.37
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                     (79,744.87)
            Withdrawal from Spread Account to Cover Shortfall                                              79,744.87
            Class A Principal Distribution Amount                                                       1,766,049.37
  (vi)      Certificate Insurer Premium                                                                     8,314.58
            Certificate Insurer Premium Supplement                                                              0.00
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                              92,949.97
            Class B Principal Carryover Shortfall - Previous Month(s)                                     315,460.78
            Current Month Class B Principal Shortfall                                                    (408,410.75)
            Adjusted Class B Principal Distributable Amount                                                     0.00
       (C)  Excess Interest Amount for Deposit in Spread Account                                          (88,059.45)




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                30,273,170.33
                   Class A Principal Distributions                                                      1,766,049.37
          Class A End of Period Principal Balance                                                      28,507,120.96

          Class B Beginning of Period Principal Balance                                                 1,908,785.55
                   Class B Principal Distributable Amount                                                       0.00
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   1,908,785.55
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    1,908,785.55

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           1,950,380.25
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     246,101.35
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,704,278.90

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,704,278.90
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      17,974.40
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,686,304.50

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,686,304.50
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,766,049.37
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                79,744.87
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                                0.00

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                            0.00
     (vi) Certificate Insurer Premium                                                                       8,314.58
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                (8,314.58)
          Withdrawal from Spread Account to Cover Deficiency                                                8,314.58
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                                0.00

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                             0.00
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           92,949.97
     (iii)Prior month(s) carryover shortfalls                                                             315,460.78
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (408,410.75)
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (408,410.75)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               2,383,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,383,000.00

                          Aggregate Gross Principal Balance as of the close of                         33,426,734.68
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            7.13%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  7.13%
                          Delinquency Ratio for second preceding Determination Date                             7.84%
                          Delinquency Ratio for third preceding Determination Date                              6.81%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    7.26%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 16,582,799.49
                                 Current Period Defaulted Receivables                                     275,198.65
                                                                                                      ---------------
                                 Total                                                                 16,857,998.14

                                 Cumulative Defaulted Receivables                                      16,857,998.14
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Default Ratio                                                                    18.30%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          596,452.68

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (216,754.71)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   379,697.97
                                 Cumulative Previous Net Losses                                        12,242,180.87
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 12,621,878.84
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Net Loss Ratio                                                                   13.70%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       55.54
          Weighted Average Remaining Term                                                                      28.02
          Weighted Average Annual Percentage Rate                                                              20.42%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       3,041,590.65
                          15% of Outstanding Certificate Balance                                                       4,562,385.98
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED
                                                                                                                     ---------------
                   Cap Amount                                                                          28,507,120.96

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,763,878.99
                          Outstanding Certificate Balance                                                             30,415,906.51
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,763,878.99

          Required Spread Account Amount                                                               28,507,120.96
          Beginning of Period Spread Account Balance                                                    4,789,233.65
          Spread Account Deposit (Withdrawal) from Current Distributions                                  (88,059.45)
          Transfer (to) from Cross-Collateralized Spread Accounts                                          18,579.90
          Required addition to/(eligible withdrawal from) Spread Account                               23,787,366.86
          Earnings on Spread Account Balance                                                               20,284.90
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 4,740,039.00




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-3
                         6.30% ASSET-BACKED CERTIFICATES


Distribution Date                                                        3/15/99
Collection Period                                                           2/99

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,102,214.85

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $191,511.13

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,910,703.72

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $23.83

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.17

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $21.66

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $20,506.82

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $20,506.82

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      Scheduled Payments due in such Collection Period                                    $1,573,408.99

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,466,565.66

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $38,398,221.42

          (b)      The aggregate balance of the Certificates as of the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph
                   A.1.(c) above                                                                      $36,992,057.82

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9633795

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $83,684.75

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,559.88

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.95

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $17,265.94

          (b)      Distributions (to) from Collection Account                                               ($564.40)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $75.56

          (d)      Ending Payahead Account Balance                                                        $16,777.10

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $10,370,281.98
                          Spread Account Balance                                                       $5,951,683.22

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  ($98,882.53)

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $10,082.22

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $566,418.34

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 144
                          Aggregate Gross Amount                                                       $1,452,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 131
                          Aggregate Gross Amount                                                       $1,381,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            6.92%

          (b)      Average Delinquency Ratio                                                                    7.42%

          (c)      Cumulative Default Ratio                                                                    16.72%

          (d)      Cumulative Net Loss Ratio                                                                   13.38%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes




CPS AUTO GRANTOR TRUST 1996-3
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,110,491.43
     LOCK BOX NSF ITEMS:                                                                                  (25,850.54)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                    564.40
     COLLECTION ACCOUNT INTEREST                                                                            7,102.30
     PAYAHEAD ACCOUNT INTEREST                                                                                 75.56
     TOTAL COLLECTION PROCEEDS:                                                                         2,092,383.15
     FOR DISTRIBUTION DATE:                                                                                  3/15/99
     FOR DETERMINATION DATE:                                                                                  3/8/99
     FOR COLLECTION PERIOD:                                                                                     2/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  38,398,221.42
                                 Principal portion of payments collected (non-prepayments)                               888,537.74
                                 Prepayments in full allocable to principal                                              384,593.00
                          Collections allocable to principal                                            1,273,130.74
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     171,717.99
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,444,848.73

                   Realized Losses                                                                        566,418.34
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     36,386,954.35

          INTEREST
                          Collections allocable to interest                                               578,027.92
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        69,506.50
                                                                                                      ---------------
                   Total Interest                                                                         647,534.42

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                36,478,310.32
          Beginning of Period Class B Principal Balance                                                 2,424,451.22

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    6,050,565.75
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           19,687.71
          Aggregate Payahead Balance                                                                       16,701.54
          Aggregate Payahead Balance for preceding Distribution Date                                       17,265.94
          Interest Earned on Payahead Balances                                                                 75.56
          Scheduled Payments due in Collection Period                                                   1,573,408.99
          Scheduled Payments collected in Collection Period                                             1,466,565.66
          Aggregate Amount of Realized Losses for preceding Distribution Date                             566,418.34

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    359.37
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                144   1,452,000.00
          60+ days delinquent                                                                                    131   1,381,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             2,833,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          363,459.25
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             7.81%
          Delinquency Ratio for third preceding Determination Date                                              7.52%

          Cumulative Defaults for preceding Determination Date                                         15,159,771.87

          Cumulative Net Losses for preceding Determination Date                                       11,927,504.74

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,851,158.66
                          Liquidation Proceeds                                                            171,717.99
                          Recoveries                                                                       69,506.50
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,092,383.15

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       888,537.74
                          Prepayments in full allocable to principal                                      384,593.00
                          Principal Balance of Liquidated Receivables                                     738,136.33
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,011,267.07

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       2,011,267.07
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,910,703.72
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,910,703.72

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           36,478,310.32
                   Multiplied by Certificate Pass-Through Rate                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  191,511.13

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       2,011,267.07
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 100,563.35

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,424,451.22
                   Multiplied by Certificate Pass-Through Rate                                                 10.15%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          20,506.82

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            2,092,383.15
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,102,214.85
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 20,506.82
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 100,563.35
                   Class B Principal Carryover Shortfall                                                  504,540.14
                   Trustee distributions                                                                      839.35
                   Standby Servicer distributions                                                           2,559.88
                   Servicer distributions                                                                  83,684.75
                   Collateral Agent distributions                                                             486.28
                   Reimbursement Obligations                                                               10,082.22
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                504,540.14
                                                                                                      ---------------
                                                                                                          504,540.14

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00




CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     2,559.88
            Servicing Fee (2.0%)                                                                           63,997.04
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         19,687.71
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       479.98
            Trustee's out-of-pocket expenses                                                                  359.37
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              486.28
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         191,511.13
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         191,511.13
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           20,506.82
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 20,506.82
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,910,703.72
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                    (117,908.78)
            Withdrawal from Spread Account to Cover Shortfall                                             117,908.78
            Class A Principal Distribution Amount                                                       1,910,703.72
  (vi)      Certificate Insurer Premium                                                                    10,082.22
            Certificate Insurer Premium Supplement                                                              0.00
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                             100,563.35
            Class B Principal Carryover Shortfall - Previous Month(s)                                     504,540.14
            Current Month Class B Principal Shortfall                                                    (605,103.49)
            Adjusted Class B Principal Distributable Amount                                                     0.00
       (C)  Excess Interest Amount for Deposit in Spread Account                                         (127,991.00)




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                36,478,310.32
                   Class A Principal Distributions                                                      1,910,703.72
          Class A End of Period Principal Balance                                                      34,567,606.60

          Class B Beginning of Period Principal Balance                                                 2,424,451.22
                   Class B Principal Distributable Amount                                                       0.00
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   2,424,451.22
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    2,424,451.22

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,092,383.15
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                    279,081.39
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,813,301.76

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                    1,813,301.76
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                     20,506.82
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,792,794.94

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   1,792,794.94
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,910,703.72
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                               111,908.78
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                                0.00

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                            0.00
     (vi) Certificate Insurer Premium                                                                      10,082.22
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                               (10,082.22)
          Withdrawal from Spread Account to Cover Deficiency                                               10,082.22
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                                0.00

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                             0.00
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          100,563.35
     (iii)Prior month(s) carryover shortfalls                                                             504,540.14
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (605,103.49)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (605,103.49)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               2,833,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,833,000.00

                          Aggregate Gross Principal Balance as of the close of                         40,961,217.92
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.92%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.92%
                          Delinquency Ratio for second preceding Determination Date                             7.81%
                          Delinquency Ratio for third preceding Determination Date                              7.52%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    7.42%
                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 15,159,771.87
                                 Current Period Defaulted Receivables                                     363,459.25
                                                                                                      ---------------
                                 Total                                                                 15,523,231.12

                                 Cumulative Defaulted Receivables                                      15,523,231.12
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Default Ratio                                                                    16.72%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          738,136.33

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (241,224.49)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   496,911.84
                                 Cumulative Previous Net Losses                                        11,927,504.74
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 12,424,416.58
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Net Loss Ratio                                                                   13.38%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.03
          Weighted Average Remaining Term                                                                      31.16
          Weighted Average Annual Percentage Rate                                                              20.47%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       3,699,205.78
                          15% of Outstanding Certificate Balance                                                       5,548,808.67
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED
                                                                                                                     ---------------
                   Cap Amount                                                                          10,370,281.98

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,785,734.33
                          Outstanding Certificate Balance                                                             36,992,057.82
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,785,734.33

          Required Spread Account Amount                                                               10,370,281.98
          Beginning of Period Spread Account Balance                                                    6,050,565.75
          Spread Account Deposit (Withdrawal) from Current Distributions                                 (127,991.00)
          Transfer (to) from Cross-Collateralized Spread Accounts                                           3,454.24
          Required addition to/(eligible withdrawal from) Spread Account                                4,444,252.99
          Earnings on Spread Account Balance                                                               25,654.23
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 5,951,683.22



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-1
                         6.55% ASSET-BACKED CERTIFICATES

Distribution Date                                                        3/16/99
Collection Period                                                           2/99

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,482,358.28

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $247,650.67

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,234,707.61

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $25.54

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.55

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $22.99

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $83,338.09

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $31,424.80

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $51,913.29

         (j)       Scheduled Payments due in such Collection Period                                    $1,827,639.63

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $1,743,435.36

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances.
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $47,759,069.29

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $46,318,608.05

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9698390

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $103,130.88

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,183.94

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.06

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                               Number                                                                              0
                               Aggregate Purchase Amount                                                       $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $18,861.20

         (b)       Distributions (to) from Collection Account                                              $1,825.31
                   for Payaheads

         (c)       Interest earned on Payahead Balances                                                      $254.08

         (d)       Ending Payahead Account Balance                                                        $20,940.59

     5   Spread Account.
         (a)       The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                               Specified Spread Account Balance                                       $12,940,922.46
                               Spread Account Balance                                                  $7,119,664.53

         (b)       The change in the spread account on the Distribution
                   Date set forth above                                                                   $34,615.72

     6   Policy
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $12,581.45

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $638,238.36

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                               Number                                                                            178
                               Aggregate Gross Amount                                                  $1,938,000.00

         (d)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60  days or more
                               Number                                                                            175
                               Aggregate Gross Amount                                                  $2,023,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            7.73%

         (b)       Average Delinquency Ratio                                                                    8.03%

         (c)       Cumulative Default Ratio                                                                    16.76%

         (d)       Cumulative Net Loss Ratio                                                                   13.16%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO GRANTOR TRUST 1997-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     Gross Collection Proceeds:                                                                         2,705,495.41
     Lock Box NSF Items:                                                                                  (26,706.04)
     Transfers from (to) Payahead Account:                                                                 (1,825.31)
     Collection Account Interest                                                                            8,999.93
     Payahead Account Interest                                                                                254.08
     Total Collection Proceeds:                                                                         2,686,218.07
     For Distribution Date:                                                                                  3/15/99
     For Determination Date:                                                                                  3/8/99
     For Collection Period:                                                                                     2/99

     COLLATERAL ACTIVITY INFORMATION
          Principal
          Beginning Principal Balance                                                                  47,759,069.29
                                  Principal portion of payments collected (non-prepayments)                              895,340.85
                                  Prepayments in full allocable to principal                                             564,540.00
                          Collections allocable to principal                                            1,459,880.85
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     254,204.59
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                    Total Principal                                                                     1,714,085.44

                    Realized Losses                                                                       638,238.36
                    Cram Down Losses                                                                            0.00

          Ending Principal Balance                                                                     45,406,745.49

          INTEREST
                                  Collections allocable to interest                                       848,094.51
                                  Liquidation Proceeds allocable to interest                                    0.00
                                  Purchase Amounts allocable to interest                                        0.00
                                  Recoveries from Liquidated Receivables from prior periods               124,038.12
                                                                                                      ---------------
                      Total Interest                                                                      972,132.63

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                45,371,115.82
          Beginning of Period Class B Principal Balance                                                 3,234,113.13

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    7,085,048.81
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           23,532.43
          Aggregate Payahead Balance                                                                       20,686.51
          Aggregate Payahead Balance for preceding Distribution Date                                       18,861.20
          Interest Earned on Payahead Balances                                                                254.08
          Scheduled Payments due in Collection Period                                                   1,827,639.63
          Scheduled Payments collected in Collection Period                                             1,743,435.36
          Aggregate Amount of Realized Losses for preceding Distribution Date                             638,238.36

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    420.87
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                178    1,938,000.00
          60+ days delinquent                                                                                    175    2,023,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                      of business on the last day of the related Collection Period.                     3,961,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                      and that were delinquent 30 days or more.                                                 0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                      during the related Collection Period.                                               458,016.55

          Delinquency Ratio for second preceding Determination Date                                             8.61%
          Delinquency Ratio for third preceding Determination Date                                              7.76%

          Cumulative Defaults for preceding Determination Date                                         16,691,188.71

          Cumulative Net Losses for preceding Determination Date                                       12,952,807.58

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,307,975.36
                          Liquidation Proceeds                                                            254,204.59
                          Recoveries                                                                      124,038.12
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
                   Total Distribution Amount                                                            2,686,218.07

     DISTRIBUTABLE AMOUNT
          PRINCIPAL DISTRIBUTABLE AMOUNT
                          Principal portion of payments collected (non-prepayments)                       895,340.85
                          Prepayments in full allocable to principal                                      564,540.00
                          Principal Balance of Liquidated Receivables                                     892,442.95
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,352,323.80

          CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,352,323.80
                      Times Class A Percentage (95%)                                                              95%
                                                                                                      ---------------
                                                                                                        2,234,707.61
                      Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                     0.00
                                                                                                      ---------------
                      Class A Principal Distributable Amount                                            2,234,707.61

          CLASS A INTEREST DISTRIBUTABLE AMOUNT
                      Beginning of Period Principal Balance of the Certificates                        45,371,115.82
                      Multiplied by Certificate Pass-Through Rate                                               6.55%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class A Interest Distributable Amount                                               247,650.67

          CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,352,323.80
                      Times Class B Percentage (5%)                                                                5%
                                                                                                      ---------------
                      Class B Principal Distributable Amount                                              117,616.19

          CLASS B COUPON INTEREST AMOUNT
                      Beginning of Period Principal Balance of the Certificates                         3,234,113.13
                      Multiplied by Certificate Pass-Through Rate                                              11.66%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class B Coupon Interest Amount                                                       31,424.80

          CLASS B EXCESS INTEREST AMOUNT
                      Total Distribution Amount                                                         2,686,218.07
                      minus
                      Class A Principal and Interest Distributable Amount                               2,482,358.28
                      Class A Interest Carryover Shortfall                                                      0.00
                      Class A Principal Carryover Shortfall                                                     0.00
                      Class B Coupon Interest                                                              31,424.80
                      Class B Interest Carryover Shortfall                                                      0.00
                      Class B Principal Distributable Amount                                              117,616.19
                      Class B Principal Carryover Shortfall                                               846,159.66
                      Trustee distributions                                                                 1,017.86
                      Standby Servicer distributions                                                        3,183.94
                      Servicer distributions                                                              103,130.88
                      Collateral Agent distributions                                                          607.57
                      Reimbursement Obligations                                                            12,581.45
                                                                                                      ---------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                846,159.66
                                                                                                      ---------------
                                                                                                          846,159.66

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class A Interest Carryover Shortfall                                                                 0.00
                                                                                                      ----------------
                                                                                                                 0.00

    Interest Carryover on Class A Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

CALCULATIONS

  DISTRIBUTIONS (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     3,183.94
            Servicing Fee (2.0%)                                                                           79,598.45
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         23,532.43
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       596.99
            Trustee's out-of-pocket expenses                                                                  420.87
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              607.57
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         247,650.67
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         247,650.67
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           31,424.80
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 31,424.80
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      2,234,707.61
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       2,234,707.61
  (vi)      Certificate Insurer Premium                                                                    12,581.45
            Certificate Insurer Premium Supplement                                                              0.00
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                             117,616.19
            Class B Principal Carryover Shortfall - Previous Month(s)                                     846,159.66
            Current Month Class B Principal Shortfall                                                    (911,862.56)
            Adjusted Class B Principal Distributable Amount                                                51,913.29
       (C)  Excess Interest Amount for Deposit in Spread Account                                                0.00


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               45,371,115.82
                       Class A Principal Distributions                                                  2,234,707.61
           Class A End of Period Principal Balance                                                     43,136,408.21

           Class B Beginning of Period Principal Balance                                                3,234,113.13
                       Class B Principal Distributable Amount                                              51,913.29
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,182,199.84
                       Withdrawal from Spread Account to Cover B Shortfalls                                     0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,182,199.84

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,686,218.07
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     355,590.92
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,330,627.15

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     2,330,627.15
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      31,424.80
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,299,202.35

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    2,299,202.35
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   2,234,707.61
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                           64,494.74

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                       64,494.74
     (vi) Certificate Insurer Premium                                                                      12,581.45
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           51,913.29

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                        51,913.29
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          117,616.19
     (iii)Prior month(s) carryover shortfalls                                                             846,159.66
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (911,862.56)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (911,862.56)
CALCULATIONS
          PERFORMANCE MEASURES
                   CALCULATION OF DELINQUENCY RATIO (CURRENT PERIOD)
                          DELINQUENCY AMOUNT
                                 Receivables more than 30 days delinquent                               3,961,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  3,961,000.00

                          Aggregate Gross Principal Balance as of the close of                         51,242,592.10
                            business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            7.73%

                   CALCULATION OF AVERAGE DELINQUENCY RATIO
                          Delinquency Ratio for most recent Determination Date                                  7.73%
                          Delinquency Ratio for second preceding Determination Date                             8.61%
                          Delinquency Ratio for third preceding Determination Date                              7.76%
                                                                                                      ---------------
                   AVERAGE DELINQUENCY RATIO                                                                    8.03%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          DEFAULT AMOUNT
                                 Principal Balance of Previously Defaulted Receivables                 16,691,188.71
                                 Current Period Defaulted Receivables                                     458,016.55
                                                                                                      ---------------
                                 Total                                                                 17,149,205.26

                                 Cumulative Defaulted Receivables                                      17,149,205.26
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE DEFAULT RATIO                                                                    16.76%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                           CALCULATION OF NET LIQUIDATION LOSSES
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                                 892,442.95

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (378,242.71)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   514,200.24
                                 Cumulative Previous Net Losses                                        12,952,807.58
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 13,467,007.82
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE NET LOSS RATIO                                                                   13.16%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.35
          Weighted Average Remaining Term                                                                      33.93
          Weighted Average Annual Percentage Rate                                                              20.50%
     SPREAD ACCOUNT
          SPREAD ACCOUNT CAP
                                  10% of Outstanding Certificate Balance                                                4,631,860.81
                                  15% of Outstanding Certificate Balance                                                6,947,791.21
                                  Is a Portfolio Performance Test violation continuing? (Y/N)                                      Y
                                  Has an Insurance Agreement Event of Default occurred? (Y/N)                               Y-WAIVED
                                                                                                                     ---------------
                      Cap Amount                                                                       12,940,922.46

          SPREAD ACCOUNT FLOOR
                                  3% of the Initial Certificate Balance                                                 3,069,810.29
                                  Outstanding Certificate Balance                                                      46,318,608.05
                                  Minimum Floor                                                                           100,000.00
                                                                                                                     ---------------
                      FLOOR AMOUNT                                                                      3,069,810.29

          Required Spread Account Amount                                                               12,940,922.46
          Beginning of Period Spread Account Balance                                                    7,085,048.81
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                           4,550.76
          Required addition to/(eligible withdrawal from) Spread Account                                5,851,322.89
          Earnings on Spread Account Balance                                                               30,064.96
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 7,119,664.53



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-2
                         6.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                        3/15/99
Collection Period                                                           2/99

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,700,063.62

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $337,345.88

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,362,717.74

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $23.81

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.97

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $20.84

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $419,737.10

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $37,312.04

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $382,425.06

         (j)       Scheduled Payments due in such Collection Period                                    $2,346,593.88

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $2,521,475.44

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $64,078,363.58

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $62,043,152.97

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9682387

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $137,759.00

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,271.89

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.21

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.04

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables
                   that became Purchased Receivables during the related
                   Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall after
                   giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $17,584.08

         (b)       Distributions (to) from Collection Account                                              $1,462.84
                   for Payaheads
         (c)       Interest earned on Payahead Balances                                                       $88.15

         (d)       Ending Payahead Account Balance                                                        $19,135.07

     5   Spread Account.
         (a)       The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                             $9,306,472.95
                          Spread Account Balance                                                       $9,225,420.53

         (b)       The change in the spread account on the Distribution
                    Date set forth above                                                                  $39,012.67

     6   Policy.
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $17,065.92

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $510,544.35

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 232
                          Aggregate Gross Amount                                                       $2,539,000.00

         (d)       The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and
                   other charges, for which Obligors are delinquent 60 days
                   or more
                          Number                                                                                 218
                          Aggregate Gross Amount                                                       $2,577,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            7.41%

         (b)       Average Delinquency Ratio                                                                    7.79%

         (c)       Cumulative Default Ratio                                                                    14.31%

         (d)       Cumulative Net Loss Ratio                                                                   10.76%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                       No(a)

CPS AUTO GRANTOR TRUST 1997-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,304,673.50
     LOCK BOX NSF ITEMS:                                                                                  (32,306.78)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (1,462.84)
     COLLECTION ACCOUNT INTEREST                                                                           10,062.05
     PAYAHEAD ACCOUNT INTEREST                                                                                 88.15
     TOTAL COLLECTION PROCEEDS:                                                                         3,281,054.08
     FOR DISTRIBUTION DATE:                                                                                  3/15/99
     FOR DETERMINATION DATE:                                                                                  3/8/99
     FOR COLLECTION PERIOD:                                                                                     2/99

     COLLATERAL ACTIVITY INFORMATION
         PRINCIPAL
         Beginning Principal Balance                                                                   64,078,363.58
                                 Principal portion of payments collected (non-prepayments)                              1,348,295.96
                                 Prepayments in full allocable to principal                                               548,924.00
                            Collections allocable to principal                                          1,897,219.96
                            Partial prepayments relating to various contracts or policies                       0.00
                            Liquidation Proceeds allocable to principal                                    79,306.99
                            Purchase Amounts allocable to principal                                             0.00
                                                                                                      ---------------
                     Total Principal                                                                    1,976,526.95

                     Realized Losses                                                                      510,544.35
                     Cram Down Losses                                                                           0.00

         Ending Principal Balance                                                                      61,591,292.28

         INTEREST
                            Collections allocable to interest                                           1,173,179.48
                            Liquidation Proceeds allocable to interest                                          0.00
                            Purchase Amounts allocable to interest                                              0.00
                            Recoveries from Liquidated Receivables from prior periods                     131,347.65
                                                                                                      ---------------
                     Total Interest                                                                     1,304,527.13

     CERTIFICATE INFORMATION
         Beginning of Period Class A Principal Balance                                                 60,874,445.41
         Beginning of Period Class B Principal Balance                                                  3,913,850.36

     MISCELLANEOUS BALANCES
         Beginning of Period Spread Account Balance                                                     9,186,407.86
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            30,961.73
         Aggregate Payahead Balance                                                                        19,046.92
         Aggregate Payahead Balance for preceding Distribution Date                                        17,584.08
         Interest Earned on Payahead Balances                                                                  88.15
         Scheduled Payments due in Collection Period                                                    2,346,593.88
         Scheduled Payments collected in Collection Period                                              2,521,475.44
         Aggregate Amount of Realized Losses for preceding Distribution Date                              510,544.35

     MISCELLANEOUS CURRENT EXPENSES
         Trustee's out-of-pocket expenses                                                                     545.72
         Collateral Agent's expenses                                                                            0.00
         Transition Expenses to Standby Servicer                                                                0.00
         Transition Expenses to successor Servicer                                                              0.00
         Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                   0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
         31 - 59 days delinquent                                                                                 232    2,539,000.00
         60+ days delinquent                                                                                     218    2,577,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
         Principal Balance of all Receivables delinquent more than 30 days as of the close
                     of business on the last day of the related Collection Period.                      5,116,000.00
         Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                     and that were delinquent 30 days or more.                                                  0.00
         Principal Balance of all Receivables that became Defaulted
                     Receivables during the related Collection Period.                                    634,245.01

         Delinquency Ratio for second preceding Determination Date                                              8.43%
         Delinquency Ratio for third preceding Determination Date                                               7.54%

         Cumulative Defaults for preceding Determination Date                                          16,449,034.49

         Cumulative Net Losses for preceding Determination Date                                        12,467,252.60

         Is a Portfolio Performance Test violation continuing? (Y/N)                                               Y
         Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                              All collections on receivables (incl. amts from payahead, excl.
                              amounts deposited into payahead)                                          3,070,399.44
                              Liquidation Proceeds                                                         79,306.99
                              Recoveries                                                                  131,347.65
                              Purchase Amounts                                                                  0.00
                              Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                0.00
                              Investment earnings from Collection Account                                       0.00
                              Investment earnings from Payahead Account                                         0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    3,281,054.08

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                              Principal portion of payments collected (non-prepayments)                 1,348,295.96
                              Prepayments in full allocable to principal                                  548,924.00
                              Principal Balance of Liquidated Receivables                                 589,851.34
                              Purchase Amounts allocable to principal                                           0.00
                              Cram Down Losses                                                                  0.00
                                                                                                      ---------------
                       Principal Distributable Amount                                                   2,487,071.30

           Class A Principal Distributable Amount
                       Principal Distributable Amount                                                   2,487,071.30
                       Times Class A Percentage (95%)                                                             95%
                                                                                                      ---------------
                                                                                                        2,362,717.74
                       Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                    0.00
                                                                                                      ---------------
                       Class A Principal Distributable Amount                                           2,362,717.74

           Class A Interest Distributable Amount
                       Beginning of Period Principal Balance of the Certificates                       60,874,445.41
                       Multiplied by Certificate Pass-Through Rate                                              6.65%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class A Interest Distributable Amount                                              337,345.88

           Class B Principal Distributable Amount
                       Principal Distributable Amount                                                   2,487,071.30
                       Times Class B Percentage (5%)                                                               5%
                                                                                                      ---------------
                       Class B Principal Distributable Amount                                             124,353.57

           Class B Coupon Interest Amount
                       Beginning of Period Principal Balance of the Certificates                        3,913,850.36
                       Multiplied by Certificate Pass-Through Rate                                             11.44%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class B Coupon Interest Amount                                                      37,312.04

           Class B Excess Interest Amount
                       Total Distribution Amount                                                        3,281,054.08
                       minus
                       Class A Principal and Interest Distributable Amount                              2,700,063.62
                       Class A Interest Carryover Shortfall                                                     0.00
                       Class A Principal Carryover Shortfall                                                    0.00
                       Class B Coupon Interest                                                             37,312.04
                       Class B Interest Carryover Shortfall                                                     0.00
                       Class B Principal Distributable Amount                                             124,353.57
                       Class B Principal Carryover Shortfall                                              709,932.19
                       Trustee distributions                                                                1,346.70
                       Standby Servicer distributions                                                       4,271.89
                       Servicer distributions                                                             137,759.00
                       Collateral Agent distributions                                                         809.85
                       Reimbursement Obligations                                                           17,065.92
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                709,932.19
                                                                                                      ---------------
                                                                                                          709,932.19

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     4,271.89
            Servicing Fee (2.0%)                                                                          106,797.27
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         30,961.73
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       800.98
            Trustee's out-of-pocket expenses                                                                  545.72
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              809.85
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         337,345.88
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         337,345.88
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           37,312.04
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 37,312.04
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      2,362,717.74
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       2,362,717.74
  (vi)      Certificate Insurer Premium                                                                    17,065.92
            Certificate Insurer Premium Supplement                                                              0.00
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                             124,353.57
            Class B Principal Carryover Shortfall - Previous Month(s)                                     709,932.19
            Current Month Class B Principal Shortfall                                                    (451,860.69)
            Adjusted Class B Principal Distributable Amount                                               382,425.06
       (C)  Excess Interest (Shortage) Amount for Deposit to (withdrawal from) Spread Account                   0.00


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               60,874,445.41
                       Class A Principal Distributions                                                  2,362,717.74
           Class A End of Period Principal Balance                                                     58,511,727.68

           Class B Beginning of Period Principal Balance                                                3,913,850.36
                       Class B Principal Distributable Amount                                             382,425.06
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,531,425.30
                    Withdrawal from Spread Account to Cover B Shortfalls                                        0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,531,425.30

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,281,054.08
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    481,533.32
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,799,520.76

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    2,799,520.76
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     37,312.04
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,762,208.72

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,762,208.72
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,362,717.74
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         399,490.99

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                     399,490.99
     (vi)  Certificate Insurer Premium                                                                     17,065.92
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         382,425.06

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      382,425.06
     (ii)  Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         124,353.57
     (iii) Prior month(s) carryover shortfalls                                                            709,932.19
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                             (451,860.69)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (451,860.69)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               5,116,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  5,116,000.00

                          Aggregate Gross Principal Balance as of the close of                         69,007,462.51
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            7.41%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  7.41%
                          Delinquency Ratio for second preceding Determination Date                             8.43%
                          Delinquency Ratio for third preceding Determination Date                              7.54%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    7.79%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 16,449,034.49
                                 Current Period Defaulted Receivables                                     634,245.01
                                                                                                      ---------------
                                 Total                                                                 17,083,279.50

                                 Cumulative Defaulted Receivables                                      17,083,279.50
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Default Ratio                                                                    14.31%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                                 589,851.34

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (210,654.64)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   379,196.70
                                 Cumulative Previous Net Losses                                        12,467,252.60
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 12,846,449.30
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Net Loss Ratio                                                                   10.76%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     36.40
           Weighted Average Annual Percentage Rate                                                             20.43%
     SPREAD ACCOUNT
           Spread Account Cap
                              9% of Outstanding Certificate Balance                                                     5,583,883.77
                              15% of Outstanding Certificate Balance                                                    9,306,472.95
                              Is a Portfolio Performance Test violation continuing? (Y/N)                                          Y
                              Has an Insurance Agreement Event of Default occurred? (Y/N)                                       N(a)
                                                                                                                     ---------------
                       Cap Amount                                                                       9,306,472.95

           Spread Account Floor
                              3% of the Initial Certificate Balance                                                     3,580,860.93
                              Outstanding Certificate Balance                                                          62,043,152.97
                              Minimum Floor                                                                               100,000.00
                                                                                                                     ---------------
                       Floor Amount                                                                     3,580,860.93

           Required Spread Account Amount                                                               9,306,472.95
           Beginning of Period Spread Account Balance                                                   9,186,407.86
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                             63.36
           Required addition to/(eligible withdrawal from) Spread Account                                 120,001.73
           Earnings on Spread Account Balance                                                              38,949.31
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Piece Shortfalls                                                 0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                9,225,420.53


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------


(a) Requisite levels for spread accounts reflect insurance defaults on pools 1994-2, 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3 and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-3
                       6.10% ASSET-BACKED NOTES, CLASS A-1
                       6.38% ASSET-BACKED NOTES, CLASS A-2
                       10.65% ASSET-BACKED NOTES, CLASS B
                        10.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                        3/15/99
Collection Period                                                           2/99

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $3,220,704.26

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $83,866.16

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $3,136,838.10

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $39.84

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $1.04

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $38.81

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                  $106,001.62

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $19,824.75

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $86,176.87

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $106,001.62

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                        $19,824.75

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                    $86,176.87

          (s)      Scheduled Payments due in such Collection Period                                    $3,095,754.72

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                   $3,290,089.25

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $89,350,975.69

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                      $79,324,618.36

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $77,177,020.83

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8637513

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                       $2,147,597.53

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0240355

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $185,990.15

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,467.55

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.30

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.06

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

          (f)      The amount of the Certificate Interest Carryover shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                    $0.00

          (g)      The amount of the Certificate Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $25,771,170.26
                          Spread Account Balance                                                       $3,754,663.92

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                 $564,644.94

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $21,883.58

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $663,180.95

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 324
                          Aggregate Gross Amount                                                       $3,768,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 284
                          Aggregate Gross Amount                                                       $3,378,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            7.45%

          (b)      Average Delinquency Ratio                                                                    7.62%

          (c)      Cumulative Default Ratio                                                                    12.93%

          (d)      Cumulative Net Loss Ratio                                                                    9.47%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)

CPS AUTO RECEIVABLES TRUST 1997-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         4,555,002.34
     LOCK BOX NSF ITEMS:                                                                                  (58,014.55)
     TOTAL COLLECTION PROCEEDS:                                                                         4,496,987.79
     FOR DISTRIBUTION DATE:                                                                                  3/15/99
     FOR DETERMINATION DATE:                                                                                  3/8/99
     FOR COLLECTION PERIOD:                                                                                     2/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  89,350,975.69
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        89,350,975.69
                                  Principal portion of payments collected (non-prepayments)                            1,720,848.80
                                  Prepayments in full allocable to principal                                             942,383.00
                          Collections allocable to principal                                            2,663,231.80
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     120,662.08
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      2,783,893.88

                   Realized Losses                                                                        663,180.95
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     85,903,900.86

          PREFUNDING
                   Original Amount in Prefunding Account                                               27,084,817.00
                   Subsequent Loans Sold to the Trust                                                  27,084,817.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                             1,569,240.45
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       143,853.46
                                                                                                      ---------------
                   Total Interest                                                                       1,713,093.91

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              16,498,261.40
          Beginning of Period Class A-2 Principal Balance                                              61,668,000.00
          Beginning of Period Class B Principal Balance                                                 2,233,774.40
          Beginning of Period Certificate Balance                                                       2,233,774.40

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    3,190,018.98
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           37,071.86
          Scheduled Payments due in Collection Period                                                   3,095,754.72
          Scheduled Payments collected in Collection Period                                             3,290,089.25
          Aggregate Amount of Realized Losses for preceding Distribution Date                             663,180.95

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  2,689.36
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                324   3,768,000.00
          60+ days delinquent                                                                                    284   3,378,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        7,146,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  724,556.35

          Delinquency Ratio for second preceding Determination Date                                             7.95%
          Delinquency Ratio for third preceding Determination Date                                              7.46%

          Cumulative Defaults for preceding Determination Date                                         18,666,892.40

          Cumulative Net Losses for preceding Determination Date                                       13,680,113.12

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     REQUISITE RESERVE AMOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       6.5550%
          minus 2.5%                                                                                            2.50%
                                                                                                      ---------------
                                                                                                              4.0550%
          divided by 360                                                                                      0.0113%
          times the prefunded amount                                                                            0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                              23.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             4,232,472.25
                           Liquidation Proceeds                                                           120,662.08
                           Recoveries                                                                     143,853.46
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Excess released from Prefunding Account                                              0.00
                           Investment earnings from Note Distribution Account                                   0.05
                           Investment earnings from Prefunding Account                                          0.00
                           Investment earnings from Interest Reserve Account                                  250.62
                           Investment earnings from Collection Account                                     13,965.81
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     4,511,204.27

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,720,848.80
                          Prepayments in full allocable to principal                                      942,383.00
                          Principal Balance of Liquidated Receivables                                     783,843.03
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       3,447,074.83

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    85,903,900.86
                                                                                                      ---------------
                                                                                                       77,313,510.77


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                     Yes
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    74.6%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       3,447,074.83
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        3,136,838.10
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               3,136,838.10

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  16,498,261.40
                   Multiplied by the Note Rate                                                                  6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   83,866.16

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  61,668,000.00
                   Multiplied by the Note Rate                                                                  6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                       3,447,074.83
                   Times Class B Percentage                                                                      2.5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  86,176.87

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                       3,447,074.83
                   Times Certificate Percentage                                                                  2.5%
                                                                                                      ---------------
                   Certificate Principal Distributable Amount                                              86,176.87

          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                   2,233,774.40
                   Multiplied by Note Pass-Through Rate                                                        10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          19,824.75

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,233,774.40
                   Multiplied by Pass-Through Rate                                                             10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Certificateholders' Interest Amount                                                     19,824.75

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            4,511,204.27
                   minus
                   Class A Principal and Interest Distributable Amount                                  3,220,704.26
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 19,824.75
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  86,176.87
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                    3,433.95
                   Standby Servicer distributions                                                           4,467.55
                   Servicer distributions                                                                 185,990.15
                   Collateral Agent distributions                                                             688.62
                   Reimbursement Obligations                                                               21,883.58
                                                                                                      ---------------
                                                                                                          968,034.54

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B and Certificates Principal Carryover Shortfall from previous period                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)      Standby Fee                                                                                      4,467.55
           Servicing Fee (2.0%)                                                                           148,918.29
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          37,071.86
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
  (ii)     Transition Expenses to Standby Servicer                                                              0.00
  (iii)    Indenture Trustee Fee                                                                              744.59
           Indenture Trustee's out-of-pocket expenses                                                       2,689.36
           Unpaid Indenture Trustee Fee from prior Collection Periods                                           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                             0.00
           Owner Trustee Fee                                                                                    0.00
           Owner Trustee's out-of-pocket expenses                                                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods                                               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                  0.00
  (iv)     Collateral Agent Fee                                                                               688.62
           Collateral Agent Expenses                                                                            0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month                                         83,866.16
           Prior Month(s) Class A-1 Interest Carryover Shortfall                                                0.00
           Class A-1 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                                                 0.00
           Class A-1 Interest Distributable Amount                                                         83,866.16
     (B)   Class A-2 Interest Distributable Amount - Current Month                                        327,868.20
           Prior Month(s) Class A-2 Interest Carryover Shortfall                                                0.00
           Class A-2 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                                                 0.00
           Class A-2 Interest Distributable Amount                                                        327,868.20
  (vi)(A)  Class B Note Interest - Unadjusted                                                              19,824.75
           Class B Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
           Interest on B Interest Shortfall - Previous Month(s)                                                 0.00
           Interest on B Interest Carryover from Prior Months                                                   0.00
           Current Month Class B Interest Shortfall                                                             0.00
           Adjusted Class B Note Interest Distributable Amount                                             19,824.75
      (B)  Certificate Interest - Unadjusted                                                               19,824.75
           Certificate Interest Carryover Shortfall - Previous Month(s)                                         0.00
           Interest on Certificate Interest Shortfall - Previous Month(s)                                       0.00
           Interest on Certificate Interest Carryover from Prior Months                                         0.00
           Current Month Certificate Interest Shortfall                                                         0.00
           Adjusted Certificate Interest Distributable Amount                                              19,824.75
  (vii)    Class A Principal Distributable Amount - Current Month                                       3,136,838.10
           Class A Principal Carryover Shortfall - Previous Month(s)                                            0.00
           Current Month Class A Principal Shortfall                                                            0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           Class A Principal Distribution Amount to Class A-1                                           3,136,838.10
           Class A Principal Distribution Amount to Class A-2                                                   0.00
  (viii)   Note Insurer Premium                                                                            21,883.58
           Note Insurer Premium Supplement                                                                      0.00
           Other Reimbursement Obligations to Note Insurer                                                      0.00
  (ix)     Transition Expenses to successor Servicer                                                            0.00
  (x)      Class B Principal Distributable Amount - Current Month Unadjusted                               86,176.87
           Class B Principal Carryover Shortfall - Previous Month(s)                                            0.00
           Current Month Class B Principal Shortfall                                                            0.00
           Adjusted Class B Principal Distributable Amount                                                 86,176.87
           Certificate Principal Distributable Amount - Current Month Unadjusted                           86,176.87
           Certificate Principal Carryover Shortfall - Previous Month(s)                                        0.00
           Current Month Certificate Principal Shortfall                                                        0.00
           Adjusted Certificate Principal Distributable Amount                                             86,176.87
  (xi)     Until the Target Payment Date, remaining amount to Class A Noteholders                               0.00
           Amount to Class A-1 Noteholders                                                                      0.00
           Amount to Class A-2 Noteholders                                                                      0.00
  (xii)    After an Event of Default, Certificateholders' Int. Dist. Amount                                     0.00
  (xiii)   After an Event of Default, Certificateholders' Prin. Dist. Amount                                    0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.                                 534,164.72
           Spread Account withdrawal for deficiencies                                                           0.00

     SECURITIES BALANCE
           Class A-1 Beginning of Period Principal Amount                                              16,498,261.40
                    Class A-1 Principal Distributions                                                   3,136,838.10
           Class A-1 End of Period Principal Amount (prior to turbo)                                   13,361,423.30
                    Additional Principal Distribution                                                           0.00
           Class A-1 End of Period Principal Amount                                                    13,361,423.30

           Class A-2 Beginning of Period Principal Amount                                              61,668,000.00
                    Class A-2 Principal Distributions                                                           0.00
           Class A-2 End of Period Principal Amount (prior to turbo)                                   61,668,000.00
                    Additional Principal Distribution                                                           0.00
           Class A-2 End of Period Principal Amount                                                    61,668,000.00

           Class B Beginning of Period Principal Amount                                                 2,233,774.40
                    Class B Principal Distributable Amount                                                 86,176.87
           Class B End of Period Principal Amount BEFORE Spread Account Distributions                   2,147,597.53
                    Allocations of Cash Releases to Cover B Shortfalls                                          0.00
           Class B End of Period Principal Amount AFTER Spread Account Distributions                    2,147,597.53

           Certificate Beginning of Period Principal Amount                                             2,233,774.40
                    Certificate Principal Distributable Amount                                             86,176.87
           Certificate End of Period Principal Amount BEFORE Spread Account Distributions               2,147,597.53
                 Allocation of Cash Releases to Cover Certificate Shortfalls                                    0.00
           Certificate End of Period Principal Amount AFTER Spread Account Distributions                2,147,597.53

CLASS A-1 DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          4,511,204.27
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(i) and (v)A                    278,446.43
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       4,232,757.84

CLASS A-2 DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(v) B                           4,232,757.84
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) B                           327,868.20
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,904,889.64

CLASS B NOTE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) A                          3,904,889.64
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) A                            19,824.75
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,885,064.89

CLASS B CERTIFICATE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                    3,885,064.89
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vi) and (x)                     19,824.75
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,865,240.14

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vii)                           3,865,240.14
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vii)                         3,136,838.10
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         728,402.04

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(viii)                            728,402.04
     (vi)  Note Insurer Premium                                                                            21,883.58
     (v)   Note Insurer Premium Supplement                                                                      0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         706,518.46

CLASS B NOTES & CERTIFICATES DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                      706,518.46
     (ii)  Amounts payable pursuant to Section 5.8(a)(vi) and (x)                                         172,353.74
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/ B Notes (Deficiency)                                267,082.36
           Amount Remaining for Further Distribution/ B Certificates (Deficiency)                         267,082.36
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                534,164.72



CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             7,146,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                7,146,000.00

                           Aggregate Gross Principal Balance as of the close of                        95,930,444.04
                                   business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           7.45%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 7.45%
                           Delinquency Ratio for second preceding Determination Date                            7.95%
                           Delinquency Ratio for third preceding Determination Date                             7.46%
                                                                                                      ----------------
                    Average Delinquency Ratio                                                                   7.62%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables               18,666,892.40
                                   Current Period Defaulted Receivables                                   724,556.35
                                                                                                      ---------------
                                   Total                                                               19,391,448.75

                                   Cumulative Defaulted Receivables                                    19,391,448.75
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Default Ratio                                                                   12.93%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                        783,843.03

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (264,515.54)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 519,327.49
                                   Cumulative Previous Net Losses                                      13,680,113.12
                                                                                                      ---------------
                                   Cumulative Net Losses                                               14,199,440.61
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Net Loss Ratio                                                                   9.47%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      57.00
           Weighted Average Remaining Term                                                                     39.03
           Weighted Average Annual Percentage Rate                                                             20.37%
     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 85,903,900.86
                           minus the Securities Balance                                                79,324,618.36
                                                                                                      ---------------
                                                                                                        6,579,282.50
                           divided by the Aggregate Principal Balance                                           7.66%

           Floor OC Percent
                    Aggregate Principal Balance                                                        85,903,900.86
                    minus the Securities Balance                                                       79,324,618.36
                                                                                                      ---------------
                                                                                                        6,579,282.50
                    divided by the initial Aggregate Principal Balance                                150,000,000.00
                                                                                                      ---------------
                                                                                                                4.39%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i)  Securities Balance                                                                    79,324,618.36
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)  initial Aggregate Principal Balance                                          122,915,183.00
                                   (II) balance of all Subsequent Receivables                                         27,084,817.00
                                                                                                                     ---------------
                                                                                                                       3,000,000.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          150,000,000.00
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        3,000,000.00

           Requisite Amount
                           the greater of
                                (1) the Floor Amount                                                                   3,000,000.00
                                (2) the product of:
                                    if no Trigger Event, 9% minus the OC Percent                                               1.34%
                                    if a Trigger Event, 15% minus the OC Percent                                               7.34%
                                    if a Portfolio Performance Event of Default, 30% minus the OC Percent                     22.34%
                                    if an Insurance Agreement Event of Default, 30%                                           30.00%
                                                                                                               30.00%
                                    times the Aggregate Principal Balance                              85,903,900.86
                                                                                                      ---------------
                                                                                                       25,771,170.26
           Requisite Amount                                                                            25,771,170.26

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                          N(a)

           Required Spread Account Amount                                                              25,771,170.26
           Beginning of Period Spread Account Balance                                                   3,190,018.98
           Additional Deposit for Subsequent Receivables Transfer                                               0.00
           Spread Account Deposit (Withdrawal) from Current Distributions                                 534,164.72
           Transfer (to) from Cross-Collateralized Spread Accounts                                         17,211.39
           Required addition to/(eligible withdrawal from) Spread Account                              22,029,775.17
           Earnings on Spread Account Balance                                                              13,268.93
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Notes Shortfalls                                                 0.00
           Amount of Withdrawal Allocated to B Certificates Shortfalls                                          0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                3,754,663.92




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1994-2, 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-4
                       6.07% ASSET-BACKED NOTES, CLASS A-1
                       6.30% ASSET-BACKED NOTES, CLASS A-2
                        10.59% ASSET-BACKED CERTIFICATES

Distribution Date                                                        3/15/99
Collection Period                                                           2/99

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,409,245.53

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $73,277.51

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,335,968.02

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $44.40

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $1.35

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $43.05

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $158,919.57

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $30,569.68

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $128,349.89

          (p)      Scheduled Payments due in such Collection Period                                    $2,311,430.37

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,188,149.65

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $69,279,723.27

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $61,793,759.45

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $58,458,123.17

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8437985

          (e)      Aggregate principal amount of the Certificates as of the
                   close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $3,335,636.28

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0481474

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $142,005.70

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,463.99

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.62

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.06

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $20,013,817.64
                          Spread Account Balance                                                       $2,944,800.96

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $57,692.32

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $17,050.29

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $699,939.55

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 204
                          Aggregate Gross Amount                                                       $2,423,000.00

          (d) The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 223
                          Aggregate Gross Amount                                                       $2,713,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            6.90%

          (b)      Average Delinquency Ratio                                                                    7.13%

          (c)      Cumulative Default Ratio                                                                    10.37%

          (d)      Cumulative Net Loss Ratio                                                                    7.52%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)

CPS AUTO RECEIVABLES TRUST 1997-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,030,876.59
     LOCK BOX NSF ITEMS:                                                                                  (33,099.13)
     TOTAL COLLECTION PROCEEDS:                                                                         2,997,777.46
     FOR DISTRIBUTION DATE:                                                                                  3/15/99
     FOR DETERMINATION DATE:                                                                                  3/8/99
     FOR COLLECTION PERIOD:                                                                                     2/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  69,279,723.27
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        69,279,723.27
                                  Principal portion of payments collected (non-prepayments)                            1,145,404.31
                                  Prepayments in full allocable to principal                                             420,475.00
                          Collections allocable to principal                                            1,565,879.31
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     301,178.96
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,867,058.27

                   Realized Losses                                                                        699,939.55
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     66,712,725.45

          PREFUNDING
                   Original Amount in Prefunding Account                                                        0.00
                   Subsequent Loans Sold to the Trust                                                           0.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                            $1,042,745.34
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        87,973.85
                                                                                                      ---------------
                   Total Interest                                                                      $1,130,719.19

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              14,486,492.59
          Beginning of Period Class A-2 Principal Balance                                              46,307,598.60
          Beginning of Period Certificate Principal Balance                                             3,463,986.17


     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    2,887,108.64
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           26,539.49
          Scheduled Payments due in Collection Period                                                   2,311,430.37
          Scheduled Payments collected in Collection Period                                             2,188,149.65
          Aggregate Amount of Realized Losses for preceding Distribution Date                             699,939.55

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    171.30
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                204   2,423,000.00
          60+ days delinquent                                                                                    223   2,713,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        5,136,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  588,128.98

          Delinquency Ratio for second preceding Determination Date                                             7.68%
          Delinquency Ratio for third preceding Determination Date                                              6.81%

          Cumulative Defaults for preceding Determination Date                                         10,386,631.86

          Cumulative Net Losses for preceding Determination Date                                        7,350,068.34

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,608,624.65
                           Liquidation Proceeds                                                           301,178.96
                           Recoveries                                                                      87,973.85
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Investment earnings from Collection Account                                      9,784.26
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     3,007,561.72

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,145,404.31
                          Prepayments in full allocable to principal                                      420,475.00
                          Principal Balance of Liquidated Receivables                                   1,001,118.51
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,566,997.82

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    66,712,725.45
                                                                                                      ---------------
                                                                                                       60,041,452.91

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    72.1%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,566,997.82
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,335,968.02
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,335,968.02

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  14,486,492.59
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   73,277.51

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,566,997.82
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 128,349.89

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            3,007,561.72
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,652,360.42
                   Beginning of Period Principal Balance of the Certificates                            3,463,986.17
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      30,569.68
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 30,569.68
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 128,349.89
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      748.63
                   Standby Servicer distributions                                                           3,463.99
                   Servicer distributions                                                                 142,005.70
                   Collateral Agent distributions                                                             535.48
                   Reimbursement Obligations                                                               17,050.29
                                                                                                      ---------------
                                                                                                           32,477.65

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-1 Interest Shortfall                                                         0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-2 Interest Shortfall
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)      Standby Fee                                                                                      3,463.99
           Servicing Fee (2.0%)                                                                           115,466.21
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          26,539.49
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
  (ii)     Transition Expenses to Standby Servicer                                                              0.00
  (iii)    Indenture Trustee Fee                                                                              577.33
           Indenture Trustee's out-of-pocket expenses                                                         171.30
           Unpaid Indenture Trustee Fee from prior Collection Periods                                           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                             0.00
           Owner Trustee Fee                                                                                    0.00
           Owner Trustee's out-of-pocket expenses                                                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods                                               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                  0.00
  (iv)     Collateral Agent Fee                                                                               535.48
           Collateral Agent Expenses                                                                            0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month                                         73,277.51
           Prior Month(s) Class A-1 Interest Carryover Shortfall                                                0.00
           Class A-1 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                                                 0.00
           Class A-1 Interest Distributable Amount                                                         73,277.51
     (B)   Class A-2 Interest Distributable Amount - Current Month                                        243,114.89
           Prior Month(s) Class A-2 Interest Carryover Shortfall                                                0.00
           Class A-2 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                                                 0.00
           Class A-2 Interest Distributable Amount                                                        243,114.89
  (vi)(A)  Certificate Note Interest - Unadjusted                                                          30,569.68
           Certificate Note Interest Carryover Shortfall - Previous Month(s)                                    0.00
           Interest on B Interest Shortfall - Previous Month(s)                                                 0.00
           Interest on B Interest Carryover from Prior Months                                                   0.00
           Current Month Certificate Interest Shortfall                                                         0.00
           Adjusted Certificate Note Interest Distributable Amount                                         30,569.68
  (vii)    Class A Principal Distributable Amount - Current Month                                       2,335,968.02
           Class A Principal Carryover Shortfall - Previous Month(s)                                            0.00
           Current Month Class A Principal Shortfall                                                            0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           Class A Principal Distribution Amount to Class A-1                                           2,335,968.02
           Class A Principal Distribution Amount to Class A-2                                                   0.00
  (viii)   Note Insurer Premium                                                                            17,050.29
           Note Insurer Premium Supplement                                                                      0.00
           Other Reimbursement Obligations to Note Insurer                                                      0.00
  (ix)     Transition Expenses to successor Servicer                                                            0.00
  (x)      Certificate Principal Distributable Amount - Current Month Unadjusted                          128,349.89
           Certificate Principal Carryover Shortfall - Previous Month(s)                                        0.00
           Current Month Certificate Principal Shortfall                                                        0.00
           Adjusted Certificate Principal Distributable Amount                                            128,349.89
  (xi)     Until the Target Payment Date, remaining amount to Class A Noteholders                               0.00
           Amount to Class A-1 Noteholders                                                                      0.00
           Amount to Class A-2 Noteholders                                                                      0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.                                  32,477.65
           Spread Account Withdrawal to cover deficiencies                                                      0.00




     SECURITIES BALANCE
        Class A-1 Beginning of Period Principal Amount                                                 14,486,492.59
                 Class A-1 Principal Distributions                                                      2,335,968.02
        Class A-1 End of Period Principal Amount (prior to turbo)                                      12,150,524.57
                 Additional Principal Distribution                                                              0.00
        Class A-1 End of Period Principal Amount                                                       12,150,524.57

        Class A-2 Beginning of Period Principal Amount                                                 46,307,598.60
                 Class A-2 Principal Distributions                                                              0.00
        Class A-2 End of Period Principal Amount (prior to turbo)                                      46,307,598.60
                 Additional Principal Distribution                                                              0.00
        Class A-2 End of Period Principal Amount                                                       46,307,598.60

        Certificate Beginning of Period Principal Amount                                                3,463,986.17
                 Certificate Principal Distributable Amount                                               128,349.89
        Certificate End of Period Principal Amount BEFORE Spread Account Distributions                  3,335,636.28
                 Withdrawal from Spread Account to Cover Certificate Shortfalls                                 0.00
        Certificate End of Period Principal Amount AFTER Spread Account Distributions                   3,335,636.28

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,007,561.72
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    463,146.20
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,544,415.52

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    2,544,415.52
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     30,569.68
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,513,845.84

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,513,845.84
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,335,968.02
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         177,877.82

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                     177,877.82
     (vi)  Note Insurer Premium                                                                            17,050.29
     (v)   Note Insurer Premium Supplement                                                                      0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         160,827.54

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      160,827.54
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        128,349.89
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                               32,477.65
           Withdrawal from Spread Account to B Piece Cover Shortfalls                                           0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                 32,477.65

CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             5,136,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                5,136,000.00

                           Aggregate Gross Principal Balance as of the close of                        74,423,971.69
                                    business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           6.90%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 6.90%
                           Delinquency Ratio for second preceding Determination Date                            7.68%
                           Delinquency Ratio for third preceding Determination Date                             6.81%
                                                                                                      ---------------
                    Average Delinquency Ratio                                                                   7.13%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables               10,386,631.86
                                   Current Period Defaulted Receivables                                   588,128.98
                                                                                                      ---------------
                                   Total                                                               10,974,760.84

                                   Cumulative Defaulted Receivables                                    10,974,760.84
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Default Ratio                                                                   10.37%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                      1,001,118.51

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (389,152.81)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 611,965.70
                                   Cumulative Previous Net Losses                                       7,350,068.34
                                                                                                      ---------------
                                   Cumulative Net Losses                                                7,962,034.04
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Net Loss Ratio                                                                   7.52%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.79
           Weighted Average Remaining Term                                                                     41.08
           Weighted Average Annual Percentage Rate                                                             20.27%

     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 66,712,725.45
                           minus the Securities Balance                                                61,793,759.45
                                                                                                      ---------------
                                                                                                        4,918,966.00
                           divided by the Aggregate Principal Balance                                           7.37%

           Floor OC Percent
                    Aggregate Principal Balance                                                        66,712,725.45
                    minus the Securities Balance                                                       61,793,759.45
                                                                                                      ---------------
                                                                                                        4,918,966.00
                    divided by the initial Aggregate Principal Balance                                105,860,630.11
                                                                                                      ---------------
                                                                                                                4.65%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i) Securities Balance                                                                     61,793,759.45
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                         105,860,630.11
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       2,117,212.60
                               (B) the product of
                                   (I)   excess of 1% over the Floor OC Percent                                                0.00%
                                   (II)  initial Aggregate Principal Balance                                         105,860,630.11
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        2,117,212.60

           Requisite Amount
                           the greater of
                                (1)the Floor Amount                                                                    2,117,212.60
                                (2)the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                1.63%
                                   if a Trigger Event, 15% minus the OC Percent                                                7.63%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                      22.63%
                                   if an Insurance Agreement Event of Default, 30%                                            30.00%
                                                                                                               30.00%
                                   times the Aggregate Principal Balance                               66,712,725.45
                                                                                                      ---------------
                                                                                                       20,013,817.64
                    Requisite Amount                                                                   20,013,817.64

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                          N(a)

           Required Spread Account Amount                                                              20,013,817.64
           Beginning of Period Spread Account Balance                                                   2,887,108.64
           Spread Account Deposit (Withdrawal) from Current Distributions                                  32,477.65
           Transfer (to) from Cross-Collateralized Spread Accounts                                         13,343.69
           Required addition to/(eligible withdrawal from) Spread Account                              17,080,887.66
           Earnings on Spread Account Balance                                                              11,870.98
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to Certificates' Shortfalls                                           0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                2,944,800.96




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1994-2, 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-5
                       6.26% ASSET-BACKED NOTES, CLASS A-1
                       6.40% ASSET-BACKED NOTES, CLASS A-2
                        10.55% ASSET-BACKED CERTIFICATES


Distribution Date                                                        3/15/99
Collection Period                                                           2/99

     Under the Sale and Servicing Agreement dated as of December 1, 1997, (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,563,947.31

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $120,358.70

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,443,588.61

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                       $45.99

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $2.16

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $43.83

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $117,223.59

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $29,495.39

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $87,728.20

          (p)      Scheduled Payments due in such Collection Period                                    $2,151,390.98

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,080,744.86

B.   Information Regarding the Performance of the Trust.
     1    Pool, Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $66,175,821.09

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $59,070,564.24

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $55,803,367.14

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8432592

          (e)      Aggregate principal amount of the Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $3,267,197.11

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0493715

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $133,637.22

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,308.79

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.40

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.06

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                              ($96,677.51)

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $19,047,167.66
                          Spread Account Balance                                                       $2,790,989.66

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $24,424.79

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $18,136.09

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $824,999.17

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 202
                          Aggregate Gross Amount                                                       $2,517,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 201
                          Aggregate Gross Amount                                                       $2,525,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            7.19%

          (b)      Average Delinquency Ratio                                                                    7.40%

          (c)      Cumulative Default Ratio                                                                     8.66%

          (d)      Cumulative Net Loss Ratio                                                                    6.66%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO RECEIVABLES TRUST 1997-5
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,056,101.23
     LOCK BOX NSF ITEMS:                                                                                  (38,023.38)
     TOTAL COLLECTION PROCEEDS:                                                                         3,018,077.85
     FOR DISTRIBUTION DATE:                                                                                  3/15/99
     FOR DETERMINATION DATE:                                                                                  3/8/99
     FOR COLLECTION PERIOD:                                                                                     2/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  66,175,821.09
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        66,175,821.09
                                 Principal portion of payments collected (non-prepayments)                             1,055,028.53
                                 Prepayments in full allocable to principal                                              534,975.00
                          Collections allocable to principal                                            1,590,003.53
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     270,259.51
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,860,263.04

                   Realized Losses                                                                        824,999.17
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     63,490,558.88


          INTEREST
                          Collections allocable to interest                                            $1,025,716.33
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       132,098.58
                                                                                                      ---------------
                   Total Interest                                                                      $1,157,814.81

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              23,071,955.75
          Beginning of Period Class A-2 Principal Balance                                              35,175,000.00
          Beginning of Period Certificate Principal Balance                                             3,354,925.31

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    2,766,564.87
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           23,344.18
          Scheduled Payments due in Collection Period                                                   2,151,390.98
          Scheduled Payments collected in Collection Period                                             2,080,744.86
          Aggregate Amount of Realized Losses for preceding Distribution Date                             824,999.17

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  2,664.16
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                202    2,517,000.00
          60+ days delinquent                                                                                    201    2,525,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             5,042,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          652,861.78
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             8.07%
          Delinquency Ratio for third preceding Determination Date                                              6.92%

          Cumulative Defaults for preceding Determination Date                                          7,639,292.17

          Cumulative Net Losses for preceding Determination Date                                        5,684,166.28

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,615,719.86
                          Liquidation Proceeds                                                            270,259.51
                          Recoveries                                                                      132,098.48
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Investment earnings from Collection Account                                       9,504.14
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     3,027,581.99

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,055,028.53
                          Prepayments in full allocable to principal                                      534,975.00
                          Principal Balance of Liquidated Receivables                                   1,095,258.68
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,685,262.21

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    63,490,558.88
                                                                                                      --------------
                                                                                                       57,141,502.99

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    57.1%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,685,262.21
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,443,588.61
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,443,588.61

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  23,071,955.75
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  120,358.70

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,685,262.21
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 134,263.11

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            3,027,581.99
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,751,547.31
                   Beginning of Period Principal Balance of the Certificates                            3,354,925.31
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      29,495.39
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 29,495.39
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 134,263.11
                   Class B Principal Carryover Shortfall                                                   50,142.60
                   Trustee distributions                                                                    3,215.63
                   Standby Servicer distributions                                                           3,308.79
                   Servicer distributions                                                                 133,637.22
                   Collateral Agent distributions                                                             513.35
                   Reimbursement Obligations                                                               18,136.09
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                 50,142.60
                                                                                                      ---------------
                                                                                                           50,142.60

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):

                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        3,308.79
         Servicing Fee (2.0%)                                                                             110,293.04
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            23,344.18
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Indenture Trustee Fee                                                                                551.47
         Indenture Trustee's out-of-pocket expenses                                                         2,664.16
         Unpaid Indenture Trustee Fee from prior Collection Periods                                             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                               0.00
         Owner Trustee Fee                                                                                      0.00
         Owner Trustee's out-of-pocket expenses                                                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                                                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                    0.00
  (iv)   Collateral Agent Fee                                                                                 513.35
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month                                          120,358.70
         Prior Month(s) Class A-1 Interest Carryover Shortfall                                                  0.00
         Class A-1 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                                                   0.00
         Class A-1 Interest Distributable Amount                                                          120,358.70
     (B) Class A-2 Interest Distributable Amount - Current Month                                          187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                                                  0.00
         Class A-2 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                                                   0.00
         Class A-2 Interest Distributable Amount                                                          187,600.00
  (vi)(A)Certificate Note Interest - Unadjusted                                                            29,495.39
         Certificate Note Interest Carryover Shortfall - Previous Month(s)                                      0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on B Interest Carryover from Prior Months                                                     0.00
         Current Month Certificate Interest Shortfall                                                           0.00
         Adjusted Certificate Note Interest Distributable Amount                                           29,495.39
  (vii)  Class A Principal Distributable Amount - Current Month                                         2,443,588.61
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount to Class A-1                                             2,443,588.61
         Class A Principal Distribution Amount to Class A-2                                                     0.00
  (viii) Note Insurer Premium                                                                              18,136.09
         Note Insurer Premium Supplement                                                                        0.00
         Other Reimbursement Obligations to Note Insurer                                                        0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (x)    Certificate Principal Distributable Amount - Current Month Unadjusted                            134,263.11
         Certificate Principal Carryover Shortfall - Previous Month(s)                                     50,142.60
         Current Month Certificate Principal Shortfall                                                    (96,677.51)
         Adjusted Certificate Principal Distributable Amount                                               87,728.20
  (xi)   Until the Target Payment Date, remaining amount to Class A Noteholders                                 0.00
         Amount to Class A-1 Noteholders                                                                        0.00
         Amount to Class A-2 Noteholders                                                                        0.00
  (xiv)  After the Target Pmt. Date, remaining amount into Spread Acct.                                         0.00
         Spread Account Withdrawal to cover deficiencies                                                        0.00




     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               23,071,955.75
                   Class A-1 Principal Distributions                                                    2,443,588.61
          Class A-1 End of Period Principal Amount (prior to turbo)                                    20,628,367.14
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                     20,628,367.14

          Class A-2 Beginning of Period Principal Amount                                               35,175,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    35,175,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     35,175,000.00

          Certificate Beginning of Period Principal Amount                                              3,354,925.31
                   Certificate Principal Distributable Amount                                              87,728.20
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                3,267,197.11
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                               0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                 3,267,197.11

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           3,027,581.99
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                    448,633.69
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,578,948.30

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,578,948.30
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                     29,495.39
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,549,452.91

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,549,452.91
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                  2,443,588.61
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          105,864.30

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     105,864.30
     (vi) Note Insurer Premium                                                                             18,136.09
     (v)  Note Insurer Premium Supplement                                                                       0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           87,728.20

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                       87,728.20
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         134,263.11
     (iii)Prior month(s) carryover shortfalls                                                              50,142.60
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                               (96,677.51)
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               5,042,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  5,042,000.00

                          Aggregate Gross Principal Balance as of the close of                         70,082,911.50
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            7.19%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  7.19%
                          Delinquency Ratio for second preceding Determination Date                             8.07%
                          Delinquency Ratio for third preceding Determination Date                              6.92%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    7.40%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  7,639,292.17
                                 Current Period Defaulted Receivables                                     652,861.78
                                                                                                      ---------------
                                 Total                                                                  8,292,153.95

                                 Cumulative Defaulted Receivables                                       8,292,153.95
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Default Ratio                                                                     8.66%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,095,258.68

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (402,357.99)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   692,900.69
                                 Cumulative Previous Net Losses                                         5,684,166.28
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  6,377,066.97
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Net Loss Ratio                                                                    6.66%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.00
          Weighted Average Remaining Term                                                                      42.35
          Weighted Average Annual Percentage Rate                                                              20.22%

     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                  63,490,558.88
                          minus the Securities Balance                                                 59,070,564.24
                                                                                                      ---------------
                                                                                                        4,419,994.64
                          divided by the Aggregate Principal Balance                                            6.96%

          Floor OC Percent
                   Aggregate Principal Balance                                                         63,490,558.88
                   minus the Securities Balance                                                        59,070,564.24
                                                                                                      ---------------
                                                                                                        4,419,994.64
                   divided by the initial Aggregate Principal Balance                                  95,706,307.00
                                                                                                      ---------------
                                                                                                                4.62%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i) Securities Balance                                                                      59,070,564.24
                          (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                          95,706,307.00
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       1,914,126.14
                               (B) the product of
                                   (I) excess of 1% over the Floor OC Percent                                                  0.00%
                                   (II) initial Aggregate Principal Balance                                           95,706,307.00
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         1,914,126.14

          Requisite Amount
                           the greater of
                               (1) the Floor Amount                                                                    1,914,126.14
                               (2) the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                 2.0%
                                   if a Trigger Event, 15% minus the OC Percent                                                 8.0%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                       23.0%
                                   if an Insurance Agreement Event of Default, 30%                                               30%
                                                                                                                  30%
                                   times the Aggregate Principal Balance                               63,490,558.88
                                                                                                      ---------------
                                                                                                       19,047,167.66
                          Requisite Amount                                                             19,047,167.66

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

          Required Spread Account Amount                                                               19,047,167.66
          Beginning of Period Spread Account Balance                                                    2,766,564.87
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                          12,708.25
          Required addition to/(eligible withdrawal from) Spread Account                               16,267,894.54
          Earnings on Spread Account Balance                                                               11,716.54
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 2,790,989.66




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------




(a) Requisite levels for spread accounts reflect insurance defaults on pools 1994-2, 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-1
                    6.00% ASSET-BACKED CERTIFICATES, CLASS A
                    10.25% ASSET-BACKED CERTIFICATES, CLASS B

Distribution Date                                                        3/15/99
Collection Period                                                           2/99

     Under the Pooling and Servicing Agreement dated as of March 16, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)     The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $6,090,774.73

           (b)     The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $690,396.71

           (c)     The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $5,400,378.02

           (d)     The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $34.29

           (e)     The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $3.89

           (f)     The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $30.41

           (g)     The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $258,792.53

           (h)     The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $62,075.14

           (i)     The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $196,717.39

           (j)     Scheduled Payments due in such Collection Period                                    $4,536,865.80

           (k)     Scheduled Payments collected in such
                   Collection Period                                                                   $4,513,904.56

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances.
           (a)     The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $145,346,675.48

           (b)     The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                 $139,749,580.07

           (c)     The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9614914

     2     Servicing Fee and Purchased Receivables.
           (a)     The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $292,036.87

           (b)     The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,028.06

           (c)     The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.64

           (d)     The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

           (e)     The amount of any unpaid Servicing Fee                                                      $0.00

           (f)     The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3     Payment Shortfalls.
           (a)     The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

           (b)     The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4     Payahead Account.
           (a)     The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $29,387.89

           (b)     Distributions (to) from Collection Account                                             ($2,753.10)
                   for Payaheads

           (c)     Interest earned on Payahead Balances                                                      $323.85

           (d)     Ending Payahead Account Balance                                                        $26,958.64

     5     Spread Account.
           (a)     The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $41,924,874.02
                          Spread Account Balance                                                      $22,059,819.84

           (b)     The change in the spread account on the Distribution
                   Date set forth above                                                                  $108,005.20

     6     Policy.
           (a)     The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

           (b)     The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $45,331.98

     7     Losses and Delinquencies.
           (a)     The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,565,563.33

           (b)     The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

           (c)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 382
                          Aggregate Gross Amount                                                       $4,741,000.00

           (d)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                           Number                                                                                403
                           Aggregate Gross Amount                                                      $5,048,000.00

     8     Performance Triggers.
           (a)     Delinquency Ratio                                                                            6.34%

           (b)     Average Delinquency Ratio                                                                    6.80%

           (c)     Cumulative Default Ratio                                                                     6.13%

           (d)     Cumulative Net Loss Ratio                                                                    4.38%

           (e)     Is a Portfolio Performance Test violation continuing?                                          No

           (f)     Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO GRANTOR TRUST 1998-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         6,734,451.25
     LOCK BOX NSF ITEMS:                                                                                  (63,409.80)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  2,753.10
     COLLECTION ACCOUNT INTEREST                                                                           19,572.39
     PAYAHEAD ACCOUNT INTEREST                                                                                323.85
     TOTAL COLLECTION PROCEEDS:                                                                         6,693,690.79
     FOR DISTRIBUTION DATE:                                                                                  3/15/99
     FOR DETERMINATION DATE:                                                                                  3/8/99
     FOR COLLECTION PERIOD:                                                                                     2/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 145,346,675.48
                                 Principal portion of payments collected (non-prepayments)                             2,090,725.08
                                 Prepayments in full allocable to principal                                            1,357,802.00
                          Collections allocable to principal                                            3,448,527.08
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     670,518.03
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      4,119,045.11

                   Realized Losses                                                                      1,565,563.33
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    139,662,067.04

          INTEREST
                          Collections allocable to interest                                             2,423,179.48
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       151,466.20
                                                                                                      ---------------
                   Total Interest                                                                       2,574,645.68

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               138,079,342.03
          Beginning of Period Class B Principal Balance                                                 7,267,333.45

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   21,951,814.64
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           49,792.41
          Aggregate Payahead Balance                                                                       26,634.79
          Aggregate Payahead Balance for preceding Distribution Date                                       29,387.89
          Interest Earned on Payahead Balances                                                                323.85
          Scheduled Payments due in Collection Period                                                   4,536,865.80
          Scheduled Payments collected in Collection Period                                             4,513,904.56
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,565,563.33

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,304.18
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                382   4,741,000.00
          60+ days delinquent                                                                                    403   5,048,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             9,789,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,302,899.63
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             7.35%
          Delinquency Ratio for third preceding Determination Date                                              6.70%

          Cumulative Defaults for preceding Determination Date                                         10,161,590.56

          Cumulative Net Losses for preceding Determination Date                                        6,775,014.96

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              5,871,706.56
                          Liquidation Proceeds                                                            670,518.03
                          Recoveries                                                                      151,466.20
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     6,693,690.79

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,090,725.08
                          Prepayments in full allocable to principal                                    1,357,802.00
                          Principal Balance of Liquidated Receivables                                   2,236,081.36
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       5,684,608.44

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       5,684,608.44
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        5,400,378.02
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               5,400,378.02

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          138,079,342.03
                   Multiplied by Certificate Pass-Through Rate                                                  6.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  690,396.71

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       5,684,608.44
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 284,230.42

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            7,267,333.45
                   Multiplied by Certificate Pass-Through Rate                                                 10.25%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          62,075.14

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            6,693,690.79
                   minus
                   Class A Principal and Interest Distributable Amount                                  6,090,774.73
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 62,075.14
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 284,230.42
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                    2,515.40
                   Standby Servicer distributions                                                           3,028.06
                   Servicer distributions                                                                 292,036.87
                   Collateral Agent distributions                                                           1,211.22
                   Reimbursement Obligations                                                               45,331.98
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        3,028.06
         Servicing Fee (2.0%)                                                                             242,244.46
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            49,792.41
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Trustee Fee                                                                                        1,211.22
         Trustee's out-of-pocket expenses                                                                   1,304.18
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
  (iv)   Collateral Agent Fee                                                                               1,211.22
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A Interest Distributable Amount - Current Month                                            690,396.71
         Prior Month(s) Class A Carryover Shortfall                                                             0.00
         Class A Interest Carryover Shortfall                                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A Interest Carryover Shortfall                                                     0.00
         Class A Interest Distributable Amount                                                            690,396.71
(viii)(A)Class B Coupon Interest - Unadjusted                                                              62,075.14
         Class B Interest Carryover Shortfall - Previous Month(s)                                               0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class B Interest Shortfall                                                               0.00
         Adjusted Class B Interest Distributable Amount                                                    62,075.14
  (v)(B) Class A Principal Distributable Amount - Current Month                                         5,400,378.02
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount                                                          5,400,378.02
  (vi)   Certificate Insurer Premium                                                                       45,331.98
         Certificate Insurer Premium Supplement                                                                 0.00
         Other Reimbursement Obligations to Certificate Insurer                                                 0.00
  (vii)  Transition Expenses to successor Servicer                                                              0.00
      (B)Class B Principal Distributable Amount - Current Month Unadjusted                                284,230.42
         Class B Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class B Principal Shortfall                                                        (87,513.03)
         Adjusted Class B Principal Distributable Amount                                                  196,717.39
      (C)Excess Interest (Shortage) Amount for Deposit to (withdrawal from) Spread Account                      0.00


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               138,079,342.03
                   Class A Principal Distributions                                                      5,400,378.02
          Class A End of Period Principal Balance                                                     132,678,964.01

          Class B Beginning of Period Principal Balance                                                 7,267,333.45
                   Class B Principal Distributable Amount                                                 196,717.39
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   7,070,616.06
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    7,070,616.06

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          6,693,690.79
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   989,188.26
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,704,502.53

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   5,704,502.53
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    62,075.14
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,642,427.39

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  5,642,427.39
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 5,400,378.02
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         242,049.37

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    242,049.37
     (vi)  Certificate Insurer Premium                                                                     45,331.98
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         196,717.39

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                     196,717.39
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        284,230.42
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (87,513.03)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (87,513.03)

CALCULATIONS
           PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               9,789,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  9,789,000.00

                          Aggregate Gross Principal Balance as of the close of                        154,498,334.09
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.34%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.34%
                          Delinquency Ratio for second preceding Determination Date                             7.35%
                          Delinquency Ratio for third preceding Determination Date                              6.70%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.80%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 10,161,590.56
                                 Current Period Defaulted Receivables                                   1,302,899.63
                                                                                                      ---------------
                                 Total                                                                 11,464,490.19

                                 Cumulative Defaulted Receivables                                      11,464,490.19
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Default Ratio                                                                     6.13%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        2,236,081.36

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (821,984.23)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                 1,414,097.13
                                 Cumulative Previous Net Losses                                         6,775,014.96
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  8,189,112.09
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Net Loss Ratio                                                                    4.38%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.10
          Weighted Average Remaining Term                                                                      45.11
          Weighted Average Annual Percentage Rate                                                              20.31%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    18,866,193.31
                          18.5% of Outstanding Certificate Balance                                                    25,853,672.31
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)
                                                                                                                     ---------------
                   Cap Amount                                                                          41,924,874.02

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        5,608,644.56
                          Outstanding Certificate Balance                                                            139,749,580.07
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         5,608,644.56

          Required Spread Account Amount                                                               41,924,874.02
          Beginning of Period Spread Account Balance                                                   21,951,814.64
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                          15,529.49
          Allocations of cash releases from previous pools                                                      0.00
          Required addition to/(eligible withdrawal from) Spread Account                               19,957,529.89
          Earnings on Spread Account Balance                                                               92,475.71
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                22,059,819.84



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------





(a) Requisite levels for spread accounts reflect insurance defaults on pools 1994-2, 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-2
                     6.09% CLASS A ASSET-BACKED CERTIFICATES
                    10.34% CLASS B ASSET-BACKED CERTIFICATES


Distribution Date                                                        3/15/99
Collection Period                                                           2/99

     Under the Pooling and Servicing Agreement dated as of April 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $6,401,175.62

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $852,797.86

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $5,548,377.76

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $31.93

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $4.25

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $27.67

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above
                   (given to the Collateral Agent for deposit into the Spread Account)                   $381,925.12

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $76,324.17

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $305,600.95

          (j)      Scheduled Payments due in such Collection Period                                    $5,339,959.24

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $5,170,628.44

B.   Information Regarding the Performance of the Trust.
     1    Certificate Balances.
          (a)      The original aggregate Principal Balance of the
                   Certificates as of the closing date                                               $211,042,290.00

          (b)      The aggregate principal balance of the Certificates as of
                   the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph A 1 (c) above              $171,042,746.67

          (c)      The Aggregate Pool factor as of the close of business
                   on the last day set forth above                                                         0.8104667

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $355,222.04

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,685.07

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.77

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

          (c)      The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (d)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (i) above                                                                    $0.00


     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $28,177.20

          (b)      Distributions (to) from Collection Account                                               ($734.53)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                      $261.01

          (d)      Ending Payahead Account Balance                                                        $27,703.68

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $51,312,824.00
                          Spread Account Balance                                                      $20,903,266.99

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                 $202,254.35

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $55,517.63

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,546,594.66

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 467
                          Aggregate Gross Amount                                                       $5,881,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 441
                          Aggregate Gross Amount                                                       $5,706,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            6.18%

          (b)      Average Delinquency Ratio                                                                    6.61%

          (c)      Cumulative Default Ratio                                                                     4.56%

          (d)      Cumulative Net Loss Ratio                                                                    3.16%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO GRANTOR TRUST 1998-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00


INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         7,364,248.01
     LOCK BOX NSF ITEMS:                                                                                  (72,678.14)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                    734.53
     COLLECTION ACCOUNT INTEREST                                                                           22,894.57
     PAYAHEAD ACCOUNT INTEREST                                                                                261.01
     TOTAL COLLECTION PROCEEDS:                                                                         7,315,459.98
     FOR DISTRIBUTION DATE:                                                                                  3/15/99
     FOR DETERMINATION DATE:                                                                                  3/8/99
     FOR COLLECTION PERIOD:                                                                                     2/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 176,883,144.87
                                 Principal portion of payments collected (non-prepayments)                             2,313,976.15
                                 Prepayments in full allocable to principal                                            1,269,621.00
                          Collections allocable to principal                                            3,583,597.15
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     710,205.83
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      4,293,802.98

                   Realized Losses                                                                      1,546,594.66
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    171,042,747.23

          INTEREST
                          Collections allocable to interest                                             2,856,652.29
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       165,004.71
                                                                                                      ---------------
                   Total Interest                                                                       3,021,657.00


     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               168,038,987.59
          Beginning of Period Class B Principal Balance                                                 8,857,737.79

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   20,701,012.64
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           60,416.80
          Aggregate Payahead Balance                                                                       27,442.67
          Aggregate Payahead Balance for preceding Distribution Date                                       28,177.20
          Interest Earned on Payahead Balances                                                                261.01
          Scheduled Payments due in Collection Period                                                   5,339,959.24
          Scheduled Payments collected in Collection Period                                             5,170,628.44
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,546,594.66

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,229.86
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                467   5,881,000.00
          60+ days delinquent                                                                                    441   5,706,000.00


     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close            11,587,000.00
                    of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,660,782.80
                    during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             7.14%
          Delinquency Ratio for third preceding Determination Date                                              6.52%

          Cumulative Defaults for preceding Determination Date                                          7,961,631.19

          Cumulative Net Losses for preceding Determination Date                                        5,292,820.62


          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              6,440,249.44
                          Liquidation Proceeds                                                            710,205.83
                          Recoveries                                                                      165,004.71
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     7,315,459.98


     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,313,976.15
                          Prepayments in full allocable to principal                                    1,269,621.00
                          Principal Balance of Liquidated Receivables                                   2,256,800.49
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       5,840,397.64

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       5,840,397.64
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        5,548,377.76
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               5,548,377.76

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          168,038,987.59
                   Multiplied by Certificate Pass-Through Rate                                                  6.09%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  852,797.86


          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       5,840,397.64
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 292,019.88

          Class B Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                            8,857,737.79
                   Multiplied by Certificate Pass-Through Rate                                                 10.34%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          76,324.17


CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                 13,581.07
                                                                                                      ---------------
                                                                                                           13,581.07

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        3,685.07
         Servicing Fee (2.0%)                                                                             294,805.24
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            60,416.80
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Trustee Fee                                                                                        1,105.52
         Trustee's out-of-pocket expenses                                                                   1,229.86
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
  (iv)   Collateral Agent Fee                                                                               1,105.60
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)    Class A Interest Distributable Amount - Unadjusted                                               852,797.86
         Prior Month(s) Class A Carryover Shortfall                                                             0.00
         Class A Interest Carryover Shortfall                                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A Interest Carryover Shortfall                                                     0.00
         Class A Interest Distributable Amount                                                            852,797.86
  (vi)   Class B Coupon Interest - Unadjusted                                                              76,324.17
         Class B Interest Carryover Shortfall - Previous Month(s)                                               0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class B Interest Shortfall                                                               0.00
         Adjusted Class B Interest Distributable Amount                                                    76,324.17
  (vii)  Class A Principal Distributable Amount - Current Month                                         5,548,377.76
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount                                                          5,548,377.76
  (viii) Certificate Insurer Premium                                                                       55,517.63
         Certificate Insurer Premium Supplement                                                                 0.00
         Other Reimbursement Obligations to Certificate Insurer                                                 0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (x)    Class B Principal Distributable Amount - Unadjusted                                              292,019.88
         Class B Principal Carryover Shortfall - Previous Month(s)                                         13,581.07
         Current Month Class B Principal Carryover Shortfall                                                    0.00
         Adjusted Class B Principal Distributable Amount                                                  305,600.95
  (xi)   Remaining amounts to Collateral Agent for deposit in Spread Account                              114,493.52


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               168,038,987.59
                   Class A Principal Distributions                                                      5,548,377.76
          Class A End of Period Principal Balance                                                     162,490,609.83

          Class B Beginning of Period Principal Balance                                                 8,857,737.79
                   Class B Principal Distributable Amount                                                 305,600.95
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   8,552,136.84
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    8,552,136.84

CLASS A DEFICIENCY - INTEREST
      (i)  Total Distribution Amount Available                                                          7,315,459.98
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                  1,215,145.95
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       6,100,314.03

CLASS B DEFICIENCY - INTEREST
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    6,100,314.03
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     76,324.17
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       6,023,989.86

CLASS A DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   6,023,989.86
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  5,548,377.76
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         475,612.10

OTHER DEFICIENCIES - INSURANCE
      (i)  Amounts available to make payments for insurance                                               475,612.10
           Certificate Insurer Premium                                                                     55,517.63
           Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         420,094.48

CLASS B DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      420,094.48
      (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         292,019.88
      (iii)Prior month(s) carryover shortfalls                                                             13,581.07
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              114,493.52
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                114,493.52

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              11,587,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                 11,587,000.00

                          Aggregate Gross Principal Balance as of the close of                        187,357,029.21
                                  business on the last day of the Collection Period.
                   Delinquency Ratio                                                                            6.18%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.18%
                          Delinquency Ratio for second preceding Determination Date                             7.14%
                          Delinquency Ratio for third preceding Determination Date                              6.52%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.61%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  7,961,631.19
                                 Current Period Defaulted Receivables                                   1,660,782.80
                                                                                                      ---------------
                                 Total                                                                  9,622,413.99

                                 Cumulative Defaulted Receivables                                       9,622,413.99
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Default Ratio                                                                     4.56%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        2,256,800.49

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (875,210.54)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                 1,381,589.95
                                 Cumulative Previous Net Losses                                         5,292,820.62
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  6,674,410.57
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Net Loss Ratio                                                                    3.16%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.46
          Weighted Average Remaining Term                                                                      47.56
          Weighted Average Annual Percentage Rate                                                              20.39%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    23,090,770.80
                          19.5% of Outstanding Certificate Balance                                                    33,353,335.60
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)
                                                                                                                     ---------------
                   Cap Amount                                                                          51,312,824.00

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        6,331,268.70
                          Outstanding Certificate Balance                                                            171,042,746.67
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         6,331,268.70

          Required Spread Account Amount                                                               51,312,824.00
          Beginning of Period Spread Account Balance                                                   20,701,012.64
          Spread Account Deposit (Withdrawal) from Current Distributions                                  114,493.52
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               30,497,317.84
          Earnings on Spread Account Balance                                                               87,760.83
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                20,903,266.99

     Reserve Fund
                   Initial Class B Certificate Balance                                                 10,552,114.40
                   Aggregate Pool Factor                                                                   0.8104667
                   Class B Principal %                                                                          5.00%
                   Have both tests for Reserve Fund reduction been satisfied? (Y/N)                                N

          Requisite Amount
                          If both tests for reduction have NOT been met, then
                              10% of Original Class B Outstanding Certificate Balance                                  1,055,211.40
                          otherwise
                              10% of Class B Outstanding Certificate Balance                                             885,213.68
                          or
                   Cap Amount                                                                           1,055,211.40

          Reserve Fund Floor
                          Outstanding Class B Certificate Balance                                                      8,552,136.84
                          Minimum Floor                                                                                  300,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                           300,000.00

          Required Reserve Fund Amount                                                                  1,055,211.40
          Beginning of Period Reserve Fund Balance                                                      1,055,211.40
          Reserve Fund Deposit (Withdrawal) from Current Distributions                                          0.00
          Required addition to/(eligible withdrawal from) Reserve Fund                                          0.00
          Earnings on Reserve Fund Balance                                                                  3,640.14
          Amount of Reserve Fund deposit (withdrawal)                                                      (3,640.14)
          Ending Reserve Fund Balance                                                                   1,055,211.40


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1994-2, 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-3
                      5.6375% ASSET-BACKED NOTES, CLASS A-1
                      5.8550% ASSET-BACKED NOTES, CLASS A-2
                      5.9950% ASSET-BACKED NOTES, CLASS A-3
                      6.0800% ASSET-BACKED NOTES, CLASS A-4


Distribution Date                                                       3/15/99
Collection Period                                                          2/99

     Under the Sale and Servicing Agreement dated as of July 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                        $0.00

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                             $0.00

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                         $0.00

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above                                                                    $0.00

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.00

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $0.00

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                $7,418,784.47

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $430,535.78

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                 $6,988,248.69

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                      $80.64

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $4.68

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $124,895.83

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $124,895.83

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $5.00

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $5.00

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                  $418,162.13

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $418,162.13

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                         $0.00

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                       $5.07

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $5.07

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                        $0.00


B.   Information Regarding the Performance of the Trust.
     1    Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $211,574,310.11

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth above,
                   after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u) above                     $188,783,364.73

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8922792

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $412,766.81

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,407.80

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                        $11.47

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u) above                                                         $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                           $205,280,731.16
                          Spread Account Balance                                                      $19,813,231.33

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $83,642.46

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $104,472.53

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,444,127.31

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 485
                          Aggregate Gross Amount                                                       $6,306,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 243
                          Aggregate Gross Amount                                                       $3,303,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            4.29%

          (b)      Average Delinquency Ratio                                                                    4.52%

          (c)      Cumulative Default Ratio                                                                     2.88%

          (d)      Cumulative Net Loss Ratio                                                                    2.91%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO RECEIVABLES TRUST 1998-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         8,557,961.78
     LOCK BOX NSF ITEMS:                                                                                  (91,217.57)
     TOTAL COLLECTION PROCEEDS:                                                                         8,466,744.21
     FOR DISTRIBUTION DATE:                                                                                  3/15/99
     FOR DETERMINATION DATE:                                                                                  3/8/99
     FOR COLLECTION PERIOD:                                                                                     2/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 211,574,310.11
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       211,574,310.11
                                 Principal portion of payments collected (non-prepayments)                             2,661,663.29
                                 Prepayments in full allocable to principal                                            1,385,347.00
                          Collections allocable to principal                                            4,047,010.29
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     802,441.35
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      4,849,451.64

                   Realized Losses                                                                      1,444,127.31
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    205,280,731.16

          PREFUNDING
                   Original Amount in Prefunding Account                                                         N/A
                   Subsequent Loans Sold to the Trust                                                            N/A
                   Balance of Prefunding Account                                                                 N/A



          INTEREST
                          Collections allocable to interest                                             3,385,324.03
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       231,968.54
                                                                                                      ---------------
                   Total Interest                                                                       3,617,292.57

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                                       0.00
          Beginning of Period Class A-2 Principal Balance                                              88,239,613.42
          Beginning of Period Class A-3 Principal Balance                                              25,000,000.00
          Beginning of Period Class A-4 Principal Balance                                              82,532,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   19,729,588.87
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           60,142.96
          Scheduled Payments due in Collection Period                                                   6,239,417.21
          Scheduled Payments collected in Collection Period                                             6,046,987.32
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,444,127.31

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  6,672.13
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                485   6,306,000.00
          60 - 89 days delinquent                                                                                243   3,303,000.00
          90 - 119 days delinquent                                                                               103   1,326,000.00
          120+ days delinquent                                                                                    39     485,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             9,609,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,650,169.31
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             4.98%
          Delinquency Ratio for third preceding Determination Date                                              4.30%

          Cumulative Defaults for preceding Determination Date                                          5,277,283.32

          Cumulative Net Losses for preceding Determination Date                                        5,441,723.88

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              7,432,334.32
                          Liquidation Proceeds                                                            802,441.35
                          Recoveries                                                                      231,968.54
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Prefunding Account                                               0.00
                          Investment earnings from Note Distribution Account                                    0.75
                          Investment earnings from Prefunding Account                                           0.00
                          Investment earnings from Interest Reserve Account                                      N/A
                          Investment earnings from Collection Account                                      25,962.65
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     8,492,707.61

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,661,663.29
                          Prepayments in full allocable to principal                                    1,385,347.00
                          Principal Balance of Liquidated Receivables                                   2,246,568.66
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       6,293,578.95

          Class A Target Amount
                   90%                                                                                            90%
                   times Aggregate Principal Balance of Receivables                                   205,280,731.16
                                                                                                      ---------------
                                                                                                      184,752,658.04


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 No
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           98.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         92.5%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    45.1%
                                                                                                      ---------------
                                                                                                                98.0%
          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       6,293,578.95
                   Times Class A Noteholders' Percentage                                                        92.5%
                                                                                                      ---------------
                                                                                                        5,821,560.53
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               5,821,560.53

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                           0.00
                   Multiplied by the Note Rate                                                                5.6375%
                   Multiplied by actual/360, or for the first Distribution Date, by 18/360                 0.0777778
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                        0.00

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  88,239,613.42
                   Multiplied by the Note Rate                                                                5.8550%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  430,535.78

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  25,000,000.00
                   Multiplied by the Note Rate                                                                5.9950%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  124,895.83

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  82,532,000.00
                   Multiplied by the Note Rate                                                                6.0800%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  418,162.13

          Excess Interest Amount
                   Total Distribution Amount                                                            8,492,707.61
                   minus
                   Class A Principal and Interest Distributable Amount                                  6,795,154.27
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               9,218.04
                   Standby Servicer distributions                                                           4,407.80
                   Servicer distributions                                                                 412,766.81
                   Insurance and Reimbursement Obligations                                                104,472.53
                                                                                                      ---------------
                                                                                                        1,166,688.16
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class A-1  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        4,407.80
         Servicing Fee (2.0%)                                                                             352,623.85
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            60,142.96
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Indenture Trustee Fee                                                                              1,322.34
         Indenture Trustee's out-of-pocket expenses                                                         6,672.13
         Unpaid Indenture Trustee Fee from prior Collection Periods                                             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                               0.00
         Owner Trustee Fee                                                                                      0.00
         Owner Trustee's out-of-pocket expenses                                                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                                                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                    0.00
  (iv)   Collateral Agent Fee                                                                               1,223.57
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month                                                0.00
         Prior Month(s) Class A-1 Interest Carryover Shortfall                                                  0.00
         Class A-1 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                                                   0.00
         Class A-1 Interest Distributable Amount                                                                0.00
     (B) Class A-2 Interest Distributable Amount - Current Month                                          430,535.78
         Prior Month(s) Class A-2 Interest Carryover Shortfall                                                  0.00
         Class A-2 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                                                   0.00
         Class A-2 Interest Distributable Amount                                                          430,535.78
  (vi)(A)Class A-3 Note Interest - Unadjusted                                                             124,895.83
         Class A-3 Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
         Interest on Interest Shortfall - Previous Month(s)                                                     0.00
         Current Month Class A-3 Interest Shortfall                                                             0.00
         Adjusted Class A-3 Interest Distributable Amount                                                 124,895.83
      (B)Class A-4 Note Interest - Unadjusted                                                             418,162.13
         Class A-4 Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
         Interest on Interest Shortfall - Previous Month(s)                                                     0.00
         Current Month Class A-4 Interest Shortfall                                                             0.00
         Adjusted Class A-4 Interest Distributable Amount                                                 418,162.13
  (vii)  Class A Principal Distributable Amount - Current Month                                         5,821,560.53
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Total Adjusted Distributable Amount                                                    5,821,560.53
         Class A Principal Distribution Amount to Class A-1                                                     0.00
         Class A Principal Distribution Amount to Class A-2                                             5,821,560.53
         Class A Principal Distribution Amount to Class A-3                                                     0.00
         Class A Principal Distribution Amount to Class A-4                                                     0.00
  (viii) Note Insurer Premium                                                                             104,472.53
         Note Insurer Premium Supplement                                                                        0.00
         Other Reimbursement Obligations to Note Insurer                                                        0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (xi)   Until the Target Payment Date, remaining amount to Class A Noteholders                         1,166,688.16
         Amount to Class A-1 Noteholders                                                                        0.00
         Amount to Class A-2 Noteholders                                                                1,166,688.16
         Amount to Class A-3 Noteholders                                                                        0.00
         Amount to Class A-4 Noteholders                                                                        0.00
  (xii)  After an Event of Default, Certificateholders' Int. Dist. Amount                                       0.00
  (xiii) After an Event of Default, Certificateholders' Prin. Dist. Amount                                      0.00
  (xiv)  After the Target Pmt. Date, remaining amount into Spread Acct.                                         0.00
         Spread Account withdrawal for deficiencies                                                             0.00

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                                        0.00
                   Class A-1 Principal Distributions                                                            0.00
          Class A-1 End of Period Principal Amount (prior to turbo)                                             0.00
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                              0.00

          Class A-2 Beginning of Period Principal Amount                                               88,239,613.42
                   Class A-2 Principal Distributions                                                    5,821,560.53
          Class A-2 End of Period Principal Amount (prior to turbo)                                    82,418,052.89
                   Additional Principal Distribution                                                    1,166,688.16
          Class A-2 End of Period Principal Amount                                                     81,251,364.73

          Class A-3 Beginning of Period Principal Amount                                               25,000,000.00
                   Class A-3 Principal Distributable Amount                                                     0.00
          Class A-3 End of Period Principal Amount (prior to turbo)                                    25,000,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-3 End of Period Principal Amount                                                     25,000,000.00

          Class A-4 Beginning of Period Principal Amount                                               82,532,000.00
                   Class A-4 Principal Distributable Amount                                                     0.00
          Class A-4 End of Period Principal Amount (prior to turbo)                                    82,532,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-4 End of Period Principal Amount                                                     82,532,000.00

CLASS A-1 DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           8,492,707.61
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (i) and (v)A                    426,392.65
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        8,066,314.96

CLASS A-2 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (v) B                           8,066,314.96
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) B                           430,535.78
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        7,635,779.18

CLASS A-3 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) A                          7,635,779.18
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) A                           124,895.83
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        7,510,883.35

CLASS A-4 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) and (x)                    7,510,883.35
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vi) and (x)                    418,162.13
     (iii)Prior month(s) carryover shortfalls 0.00 (iv)Interest on Prior month(s) carryover shortfalls          0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        7,092,721.22

CLASS A   DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vii)                           7,092,721.22
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vii)                         5,821,560.53
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,271,160.69

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (viii)                          1,271,160.69
     (vi) Note Insurer Premium                                                                            104,472.53
     (v)  Note Insurer Premium Supplement                                                                       0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,166,688.16


CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               9,609,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  9,609,000.00

                          Aggregate Gross Principal Balance as of the close of                        224,178,879.81
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.29%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.29%
                          Delinquency Ratio for second preceding Determination Date                             4.98%
                          Delinquency Ratio for third preceding Determination Date                              4.30%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    4.52%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  5,277,283.32
                                 Current Period Defaulted Receivables                                   1,650,169.31
                                                                                                      ---------------
                                 Total                                                                  6,927,452.63

                                 Cumulative Defaulted Receivables                                       6,927,452.63
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Default Ratio                                                                     2.88%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                         485,000.00
                                 Principal Balance of Delinquent Accts > 90 < 120 days                  1,326,000.00
                                 Estimated Loss %                                                                 50%
                                                                                                      ---------------
                                 Estimated Loss $'s                                                     1,148,000.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        2,246,568.66

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                              (1,034,409.89)
                                                                                                      ---------------
                                 Net Losses                                                             2,360,158.77
                                 Cumulative Previous Net Losses                                         5,441,723.88
                                 Less: Previous Month's Delinquency Loss Estimate                        (809,500.00)
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  6,992,382.65
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Net Loss Ratio                                                                    2.91%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.60
          Weighted Average Remaining Term                                                                      49.62
          Weighted Average Annual Percentage Rate                                                              20.43%
     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                 205,280,731.16
                          minus the Securities Balance                                                188,783,364.73
                                                                                                      ---------------
                                                                                                       16,497,366.43
                          divided by the Aggregate Principal Balance                                            8.04%

          Floor OC Percent
                   Aggregate Principal Balance                                                        205,280,731.16
                   minus the Securities Balance                                                       188,783,364.73
                                                                                                      ---------------
                                                                                                       16,497,366.43
                   divided by the initial Aggregate Principal Balance                                 240,339,160.19
                                                                                                      ---------------
                                                                                                                6.86%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i)  Securities Balance                                                                    188,783,364.73
                          (ii) the sum of
                               (A) 2.5% of the sum of                                                                          2.50%
                                   (I)  initial Aggregate Principal Balance                                          240,339,160.19
                                   (II) balance of all Subsequent Receivables                                                  0.00
                                                                                                                     ---------------
                                                                                                                       6,008,479.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          240,339,160.19
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         6,008,479.00

          Requisite Amount
                          the greater of
                               (1) the Floor Amount                                                                    6,008,479.00
                               (2) the product of:
                                   if no Trigger Event, 11%                                                                   11.00%
                                   if a Trigger Event, 20%                                                                    19.50%
                                   if a Portfolio Performance Event of Default, 30%                                           35.00%
                                   if an Insurance Agreement Event of Default, unlimited                                     100.00%
                                                                                                              100.00%
                                   times the Aggregate Principal Balance                              205,280,731.16
                                                                                                      ---------------
                                                                                                      205,280,731.16
                   Requisite Amount                                                                   205,280,731.16

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

          Required Spread Account Amount                                                              205,280,731.16
          Beginning of Period Spread Account Balance                                                   19,729,588.87
          Additional Deposit for Subsequent Receivables Transfer                                                0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                              185,551,142.29
          Earnings on Spread Account Balance                                                               83,642.46
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                19,813,231.33


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------






(a) Requisite levels for spread accounts reflect insurance defaults on pools 1994-2, 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-4
                      5.473% ASSET-BACKED NOTES, CLASS A-1
                      5.790% ASSET-BACKED NOTES, CLASS A-2
                      5.740% ASSET-BACKED NOTES, CLASS A-3
                      5.690% ASSET-BACKED NOTES, CLASS A-4
                      5.890% ASSET-BACKED NOTES, CLASS A-5


Distribution Date                                                        3/15/99
Collection Period                                                           2/99

     Under the Sale and Servicing Agreement dated as of December 1, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $3,876,476.57

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $101,628.22

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $3,774,848.35

          (d)      The amount of total the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                      $119.28

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $3.13

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                            $116.15

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $373,937.50

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $373,937.50

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $4.83

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $4.83

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $389,243.75

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $389,243.75

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $4.78

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $4.78

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                $2,423,549.41

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $459,814.27

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                 $1,970,735.14

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                      $24.24

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $4.53

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                       $19.71

          (y)      The aggregate amount of the distribution
                   to Class A-5 Noteholders on the Distribution
                   Date set forth above                                                                   $91,417.71

          (z)      The amount of the distribution set forth in
                   paragraph A.1. (y) above in respect of interest                                        $91,417.71

          (aa)     The amount of the distribution set forth in
                   in paragraph A.1. (y) above in respect of principal                                         $0.00

          (bb)     The amount of the distribution set forth in
                   paragraph A.1. (y) above, per  $1,000                                                       $4.91

          (cc)     The amount of the distribution set forth in
                   paragraph A.1. (z) above, per $1,000                                                         4.91

          (dd)     The amount of the distribution set forth in
                   paragraph A.1. (aa) above, per $1,000                                                        0.00

B.   Information Regarding the Performance of the Trust.
     1             Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $296,871,305.62

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u),(aa) above                $291,125,722.13

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.9806462

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $567,727.46

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $6,184.82

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                        $17.47

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.01

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   1
                          Aggregate Purchase Amount                                                       $20,191.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A-5 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (z) above                                                                    $0.00

          (f)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u),(aa) above                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $90,248,973.86
                          Spread Account Balance                                                      $17,965,772.18

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                $2,422,805.11

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $343,337.87

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $397,215.37

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 509
                          Aggregate Gross Amount                                                       $6,772,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 258
                          Aggregate Gross Amount                                                       $3,443,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            3.26%

          (b)      Average Delinquency Ratio                                                                    3.13%

          (c)      Cumulative Default Ratio                                                                     0.99%

          (d)      Cumulative Net Loss Ratio                                                                    0.62%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)



CPS AUTO RECEIVABLES TRUST 1998-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                        10,538,910.38
     LOCK BOX NSF ITEMS:                                                                                 (122,491.70)
     TOTAL COLLECTION PROCEEDS:                                                                        10,416,418.68
     FOR DISTRIBUTION DATE:                                                                                  3/15/99
     FOR DETERMINATION DATE:                                                                                  3/8/99
     FOR COLLECTION PERIOD:                                                                                     2/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 296,871,305.62
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       296,871,305.62
                                 Principal portion of payments collected (non-prepayments)                              3,649,408.47
                                 Prepayments in full allocable to principal                                             1,418,230.00
                          Collections allocable to principal                                            5,067,638.47
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     260,538.65
                          Purchase Amounts allocable to principal                                          20,191.00
                                                                                                      ---------------
                   Total Principal                                                                      5,348,368.12

                   Realized Losses                                                                        397,215.37
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    291,125,722.13

          PREFUNDING
                   Original Amount in Prefunding Account                                               34,352,728.96
                   Subsequent Loans Sold to the Trust                                                  34,352,728.96
                                                                                                      ---------------
                   Balance of Prefunding Account                                                                0.00



          INTEREST
                          Collections allocable to interest                                             5,068,033.27
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                            17.29
                                                                                                      ---------------
                   Total Interest                                                                       5,068,050.56

     NOTE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              23,874,447.79
          Beginning of Period Class A-2 Principal Balance                                              77,500,000.00
          Beginning of Period Class A-3 Principal Balance                                              81,375,000.00
          Beginning of Period Class A-4 Principal Balance                                              95,496,857.83
          Beginning of Period Class A-5 Principal Balance                                              18,625,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   15,542,967.07
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           72,941.95
          Scheduled Payments due in Collection Period                                                   8,526,731.16
          Scheduled Payments collected in Collection Period                                             8,717,441.74
          Aggregate Amount of Realized Losses for preceding Distribution Date                             397,215.37

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    861.51
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                509   6,772,000.00
          60 - 89 days delinquent                                                                                258   3,443,000.00
          90 - 119 days delinquent                                                                               115   1,494,000.00
          120+ days delinquent                                                                                    36     509,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   1      20,191.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                       10,215,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                               20,191.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                1,569,646.09

          Delinquency Ratio for second preceding Determination Date                                             3.48%
          Delinquency Ratio for third preceding Determination Date                                              2.64%

          Cumulative Defaults for preceding Determination Date                                          1,509,318.01

          Cumulative Net Losses for preceding Determination Date                                          830,420.16
          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     INTEREST RESERVE ACCOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       5.7174%
          Minus 2.5% (the assumed yield)                                                                        2.50%
                                                                                                      ---------------
                                                                                                              3.2174%
          Divided by 360                                                                                      0.0089%
          Times the prefunded amount                                                                            0.00
          Times the number of days outstanding in prefunding period (12/4 - 2/15)                              73.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
                                                                                                      ---------------
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                             10,135,671.74
                          Liquidation Proceeds                                                            260,538.65
                          Recoveries                                                                           17.29
                          Purchase Amounts                                                                 20,191.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Interest Reserve Account                                         0.00
                          Investment earnings from Note Distribution Account                                    0.00
                          Investment earnings from Prefunding Account                                         179.62
                          Investment earnings from Interest Reserve Account                                     1.17
                          Investment earnings from Collection Account                                      36,642.14
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                    10,453,241.61
     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     3,649,408.47
                          Prepayments in full allocable to principal                                    1,418,230.00
                          Principal Balance of Liquidated Receivables                                     657,754.02
                          Purchase Amounts allocable to principal                                          20,191.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       5,745,583.49

          Sequential Pay Noteholders' Percentage (A-1, A-2 & A-3)
                   Have the Class A-4 Notes been reduced to 0?                                                    No
                   Sequential Noteholders Percentage                                                            65.7%
                   If Class A-4 Notes have been reduced to 0                                                   100.0%

          Sequential Pay Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       5,745,583.49
                   Sequential Pay Noteholders Percentage                                                        65.7%
                                                                                                      ---------------
                   Sequential Pay Noteholders' Principal Distributable Amount                           3,774,848.35

          Class A-4 Noteholders's Percentage
                   Have the Sequential Pay Notes been reduced to 0?                                               No
                   Class A-4 Noteholder's Percentage                                                            34.3%
                   If Sequential Pay Notes have been reduced to 0                                              100.0%

          Class A-4 Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       5,745,583.49
                   Class A-4 Noteholders Percentage                                                             34.3%
                                                                                                      ---------------
                   Class A-4 Noteholders' Principal Distributable Amount                                1,970,735.14

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  23,874,447.79
                   Multiplied by the Note Rate                                                                5.4730%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0777778
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  101,628.22

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  77,500,000.00
                   Multiplied by the Note Rate                                                                5.7900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  373,937.50

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  81,375,000.00
                   Multiplied by the Note Rate                                                                5.7400%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  389,243.75

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  95,496,857.83
                   Multiplied by the Note Rate                                                                5.6900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  452,814.27

          Class A-5 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  18,625,000.00
                   Multiplied by the Note Rate                                                                5.8900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   91,417.71

          Excess Interest Amount
                   Total Distribution Amount                                                           10,453,241.61
                   minus
                   Class A Principal and Interest Distributable Amount                                  7,154,624.94
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               4,572.41
                   Standby Servicer distributions                                                           6,184.82
                   Servicer distributions                                                                 567,727.46
                   Insurance and Reimbursement Obligations                                                343,337.87
                                                                                                      ---------------
                                                                                                        2,376,794.11
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Sequential Pay Noteholders' Principal Carryover Shortfall                                                       0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00


Calculations
     Distributions (Pursuant to Section 5.7(a) of the Sale and Servicing Agreement):
                                                                                                              Use
                                                                                                              ---
          (i)        Standby Servicer Fee                                                                   6,184.82
                     Backup Servicer  Fee                                                                   6,500.00
                     Servicing Fee (2.0%)                                                                 494,785.51
                     Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                72,941.95
                     Unpaid Standby Fee from prior Collection Periods                                           0.00
                     Unpaid Servicing Fee from prior Collection Periods                                         0.00
          (ii)       Transition Expenses to Standby Servicer                                                    0.00
          (iii)      Indenture Trustee Fee                                                                  1,855.45
                     Indenture Trustee's out-of-pocket expenses                                               861.51
                     Unpaid Indenture Trustee Fee from prior Collection Periods                                 0.00
                     Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                   0.00
                     Owner Trustee Fee                                                                          0.00
                     Owner Trustee's out-of-pocket expenses                                                     0.00
                     Unpaid Owner Trustee Fee from prior Collection Periods                                     0.00
                     Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                        0.00
          (iv)       Collateral Agent Fee                                                                   1,855.45
                     Collateral Agent Expenses                                                                  0.00
                     Unpaid Collateral Agent Fee from prior Collection Periods                                  0.00
                     Unpaid Collateral Agent Expenses from prior Collection Periods                             0.00
          (v)    (A) Class A-1 Interest Distributable Amount - Current Month                              101,628.22
                     Prior Month(s) Class A-1 Interest Carryover Shortfall                                      0.00
                     Class A-1 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-1 Interest Carryover Shortfall                                       0.00
                     Class A-1 Interest Distributable Amount                                              101,628.22
                 (B) Class A-2 Interest Distributable Amount - Current Month                              373,937.50
                     Prior Month(s) Class A-2 Interest Carryover Shortfall                                      0.00
                     Class A-2 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-2 Interest Carryover Shortfall                                       0.00
                     Class A-2 Interest Distributable Amount                                              373,937.50
                 (C) Class A-3 Interest Distributable Amount - Current Month                              389,243.75
                     Class A-3 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-3 Interest Shortfall                                                 0.00
                     Adjusted Class A-3 Interest Distributable Amount                                     389,243.75
                 (D) Class A-4 Interest Distributable Amount - Current Month                              452,814.27
                     Class A-4 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-4 Interest Shortfall                                                 0.00
                     Adjusted Class A-4 Interest Distributable Amount                                     452,814.27
                 (E) Class A-5 Interest Distributable Amount - Current Month                               91,417.71
                     Class A-5 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-5 Interest Shortfall                                                 0.00
                     Adjusted Class A-5 Interest Distributable Amount                                      91,417.71
          (vi)       Sequential Pay Noteholders' Principal Distributable Amount                         3,774,848.35
                     Class A Principal Carryover Shortfall - Previous Month(s)                                  0.00
                     Current Month Class A Principal Shortfall                                                  0.00
                     Withdrawal from Spread Account to Cover Shortfall                                          0.00
                     Class A Total Adjusted Distributable Amount                                        3,774,848.35
                     Class A Principal Distribution Amount to Class A-1                                 3,774,848.35
                     Class A Principal Distribution Amount to Class A-2                                         0.00
                     Class A Principal Distribution Amount to Class A-3                                         0.00
          (vii)      Class A-4 Principal Distributable Amount                                           1,970,735.14
                     Class A Principal Distribution Amount to Class A-5                                         0.00
          (viii)     Note Insurer Premium                                                                 121,302.38
                     Short-Term Reinsurance                                                                41,202.16
                     Long-Term Reinsurance                                                                180,833.33
                     Note Insurer Premium Supplement                                                            0.00
                     Other Reimbursement Obligations to Note Insurer                                            0.00
          (ix)       Transition Expenses to successor Servicer                                                  0.00
                     Spread Account Deposit (withdrawal)                                                2,370,294.11

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               23,874,447.79
                     Class A-1 Principal Distributions                                                  3,774,848.35
          Class A-1 End of Period Principal Amount                                                     20,099,599.44

          Class A-2 Beginning of Period Principal Amount                                               77,500,000.00
                     Class A-2 Principal Distributions                                                          0.00
          Class A-2 End of Period Principal Amount                                                     77,500,000.00

          Class A-3 Beginning of Period Principal Amount                                               81,375,000.00
                     Class A-3 Principal Distributable Amount                                                   0.00
          Class A-3 End of Period Principal Amount                                                     81,375,000.00

          Class A-4 Beginning of Period Principal Amount                                               95,496,857.83
                     Class A-4 Principal Distributable Amount                                           1,970,735.14
          Class A-4 End of Period Principal Amount                                                     93,526,122.69

          Class A-5 Beginning of Period Principal Amount                                               18,625,000.00
                     Class A-5 Principal Distributable Amount                                                   0.00
          Class A-5 End of Period Principal Amount                                                     18,625,000.00

          Aggregate Ending Securities Balance                                                         291,125,722.13

CLASS A-1 DEFICIENCY - INTEREST
     (i)      Total Distribution Amount Available                                                      10,453,241.61
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(i) thru (v)A                686,612.91
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                           NO
              Amount Remaining for Further Distribution/(Deficiency)                                    9,766,628.70

CLASS A-2 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)B                         9,766,628.70
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)B                         373,937.50
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    9,392,691.20

CLASS A-3 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)C                         9,392,691.20
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)C                         389,243.75
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    9,003,447.45

CLASS A-4 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)D                         9,003,447.45
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)D                         452,814.27
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    8,550,633.18

CLASS A-5 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)E                         8,550,633.18
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)E                          91,417.71
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    8,459,215.47

SEQUENTIAL PAY NOTES DEFICIENCY - PRINCIPAL (A-1, A-2 & A-3)
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vi)                         8,459,215.47
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vi)                       3,774,848.35
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    4,684,367.12

CLASS A-4 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                        4,684,367.12
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                      1,970,735.14
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    2,713,631.98

CLASS A-5 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                        2,713,631.98
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                              0.00
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    2,713,631.98

OTHER DISTRIBUTIONS
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(viii)                       2,713,631.98
     (vi)     Note Insurer Premium                                                                        343,337.87
     (v)      Note Insurer Premium Supplement                                                                   0.00
              Deficiency Amount                                                                                 0.00
              Withdrawal from Spread Account to Cover Deficiency                                                0.00
              If (i) is less than (ii), there is a Deficiency Claim Amount                                        NO
              Amount Remaining for Further Distribution/(Deficiency)                                    2,370,294.11


CALCULATIONS
              PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              10,215,000.00
                                 Purchased receivables more than 30 days delinquent                        20,191.00
                                                                                                      ---------------
                                 Total                                                                 10,235,191.00

                          Aggregate Gross Principal Balance as of the close of
                                 business on the last day of the Collection Period.                   314,276,304.59

                   DELINQUENCY RATIO                                                                            3.26%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  3.26%
                          Delinquency Ratio for second preceding Determination Date                             3.48%
                          Delinquency Ratio for third preceding Determination Date                              2.64%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    3.13%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  1,509,318.01
                                 Current Period Defaulted Receivables                                   1,569,646.09
                                                                                                      ---------------
                                 Total                                                                  3,078,964.10

                                 Cumulative Defaulted Receivables                                       3,078,964.10

                                 Original Pool Balance                                                275,647,271.04
                                 Add: Subsequent Receivables                                           34,352,728.96
                                                                                                      ---------------
                                 Total Original Balance                                               310,000,000.00

                   Cumulative Default Ratio                                                                     0.99%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                         509,000.00
                                 Principal Balance of Delinquent Accts >90 <120 days                    1,494,000.00
                                 Estimated Loss %                                                                 50%
                                                                                                     ----------------
                                 Estimated Loss $'s                                                     1,256,000.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                         Liquidated Receivables                                           657,754.02

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (260,555.94)
                                                                                                      ---------------
                                 Net Losses                                                             1,653,198.08
                                 Cumulative Previous Net Losses                                           830,420.16
                                 Less: Previous Month's Delinquency Loss Estimate                        (573,000.00)
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  1,910,618.24
                                 Original Pool Balance                                                310,000,000.00

                   Cumulative Net Loss Ratio                                                                    0.62%



ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.84
          Weighted Average Remaining Term                                                                      52.27
          Weighted Average Annual Percentage Rate                                                              20.25%

SPREAD ACCOUNT
          Spread Account Cap
                          Current Spread Account %                                                                              5.3%
                          21.0% of Outstanding Notes Balance if no Trigger Event                                      61,136,401.65
                          26.0% of Outstanding Notes Balance if a Trigger Event Exists                                75,692,687.75
                          31.0% of Outstanding Notes Balance if an Insurance Event of Default                         90,248,973.86
                          Is a Trigger Event continuing? (Y/N)                                                                    N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

                   Requisite Amount                                                                    90,248,973.86

          Spread Account Floor
                          2.5% of the Initial Certificate Balance                                                      7,750,000.00
                          Outstanding Certificate Balance                                                            291,125,722.13
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         7,750,000.00


          Required Spread Account Amount                                                                              90,248,973.86
          Beginning of Period Spread Account Balance                                                                  15,542,967.07
          Additional Deposit for Subsequent Receivables Transfer                                                               0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                               2,370,294.11
          Transfer (to) from Cross-Collateralized Spread Accounts                                                              0.00
          Required addition to/(eligible withdrawal from) Spread Account                                              72,335,712.68
          Earnings on Spread Account Balance                                                                              52,511.00
          Amount of Spread Account deposit (withdrawal)                                                                        0.00
          Net Spread Account Withdrawal to Seller                                                                              0.00
          Ending Spread Account Balance                                                                               17,965,772.18



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                        CONSUMER PORTFOLIO SERVICES, INC.

                By:
                        ---------------------------------
                Name:           James L. Stock
                        ---------------------------------
                Title:          Vice President
                        ---------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1994-2, 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1